Exhibit 28 (h) (4) under Form N-1A

Exhibit (10) under Item 601/Reg. S-K

FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

THIS AGREEMENT dated as of March 1, 2011 is made, severally and not jointly (except that the parties agree that the calculation required by Section XIII hereunder shall be joint and not several) by each of the investment companies listed on Exhibit A hereto (each, a “Trust”) and State Street Bank and Trust Company (“State Street”).

WHEREAS, each Trust is registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) with authorized and issued shares of capital stock or beneficial interest (the “Shares”);

WHEREAS, certain Trusts subject to this Agreement are “series companies” as defined in Rule 18f-2(a) under the 1940 Act and, as used in this Agreement, the term “Portfolio” refers to either (i) an individual portfolio of such a series company or (ii) an investment company that is not organized as a series company, and the term “Portfolios” refers to all such portfolios and investment companies, collectively;

WHEREAS, Shares of each Portfolio may be subdivided into “classes” as provided in Rule 18f-3 under the 1940 Act;

WHEREAS, the Trust desires to retain State Street as financial administrator (the “Financial Administrator”) to furnish certain financial administrative services on behalf of the Portfolios;

WHEREAS, the Trust desires to retain State Street as accounting agent (the “Accounting Agent”) to perform certain accounting and recordkeeping services on behalf of the Portfolios; and

WHEREAS, State Street is willing to perform such services on the terms provided herein.

NOW, THEREFORE, the parties agree as follows:

I.       APPOINTMENT

A.        Of State Street as the Financial Administrator

The Trust hereby appoints State Street to act as Financial Administrator with respect to the Trust for purposes of providing certain financial administrative services for the period and on the terms set forth in this Agreement. State Street accepts such appointment and agrees to render the financial administrative services stated herein.

The Trust will initially consist of the Portfolios identified on Exhibit A hereto. In the event that the Trust establishes one or more additional Portfolios with respect to which it wishes to retain the Financial Administrator to act as financial administrator hereunder, the Trust shall notify the Financial Administrator in writing (including by facsimile or electronic mail communication). Upon such notification, such Portfolio shall become subject to the provisions of this Agreement to the same extent as the existing Portfolios, except to the extent that such provisions (including those relating to compensation and expenses payable by the Trust and its Portfolios) may be modified with respect to each additional Portfolio in writing by the Trust and the Financial Administrator at the time of the addition of the Portfolio.

B.        Of State Street as the Accounting Agent

The Trust hereby appoints State Street to act as Accounting Agent with respect to the Portfolios for purposes of providing certain accounting and recordkeeping services for the period and on the terms set forth in this Agreement. State Street accepts such appointment and agrees to render the accounting and recordkeeping services stated herein.

The Trust will initially consist of the Portfolios identified on Exhibit A. In the event that the Trust establishes one or more additional Portfolios with respect to which it wishes to retain the Accounting Agent to act as accounting agent hereunder, the Trust shall notify the Accounting Agent in writing (including by facsimile or electronic mail communication). Upon such notification, such Portfolio shall become subject to the provisions of this Agreement to the same extent as the existing Portfolios, except to the extent that such provisions (including those relating to compensation and expenses payable by the Trust and its Portfolios) may be modified with respect to each additional Portfolio in writing by the Trust and the Accounting Agent at the time of the addition of the Portfolio.

II.       REPRESENTATIONS and WARRANTIES

A.       By State Street. State Street represents and warrants that:

1.      It is a Massachusetts trust company, duly organized and existing under the laws of The Commonwealth of Massachusetts;

2.      It has the corporate power and authority to carry on its business in The Commonwealth of Massachusetts;

3.      All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

4.      No legal or administrative proceedings have been instituted or threatened which would impair State Street’s ability to perform its duties and obligations under this Agreement;

5.      Its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of State Street or any law or regulation applicable to it; and

6.      It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

B.       By the Trust. The Trust represents and warrants that:

1.      It is duly organized, existing and in good standing under the laws of the jurisdiction in which it was formed;

2.      It has the power and authority under applicable laws and by its organizational documents to enter into and perform this Agreement;

3.      All requisite proceedings have been taken to authorize it to enter into and perform this Agreement;

4.      With respect to each Portfolio, it is an investment company properly registered under the 1940 Act;

5.      A registration statement under the 1940 Act (and if Shares of the Portfolio are offered publicly, under the Securities Act of 1933, as amended (the “1933 Act”)) has been filed and will be effective and remain effective during the term of this Agreement. The Trust also warrants that as of the effective date of this Agreement, all necessary filings under the securities laws of the states in which the Trust offers or sells its Shares have been made;

6.      No legal or administrative proceedings have been instituted or threatened which would impair the Trust’s ability to perform its duties and obligations under this Agreement;

7.      Its entrance into this Agreement will not cause a material breach or be in material conflict with any other agreement or obligation of the Trust or any law or regulation applicable to it; and

8.      As of the close of business on the date of this Agreement, the Trust is authorized to issue its Shares.

III.        DUTIES of STATE STREET

A.       As the Financial Administrator. The Financial Administrator shall provide the following services, in each case, subject to the control, supervision and direction of the respective Trust and its Board of Trustees/Directors (the “Board”) and in accordance with procedures which may be established from time to time between the Trust and the Financial Administrator (including the procedures established in the “Service Level Agreement” as defined in Section V of this Agreement):

1.     Compile, review and deliver to the Trust, fund performance statistics including Securities and Exchange Commission (the “SEC”) yields, distribution yields and total returns;

2.     Prepare and submit for approval by officers of the Trust a fund expense budget, review expense calculations and arrange for payment of the Trust’s expenses;

3.     Prepare for review and approval by officers of the Trust financial information required for the Trust’s annual and semi-annual reports, proxy statements and other communications required or otherwise to be sent to shareholders; review text of “President’s Letter to Shareholders” and “Management’s Discussion of Financial Performance” as included in shareholder reports (which shall also be subject to review by the Trust’s legal counsel);

4.     Prepare for review by an officer of and legal counsel for the Trust the Trust’s periodic financial reports required to be filed with the SEC on Form N-SAR and financial information required by Form N-1A, Form N-2, Form N-14, Form N-Q and Form 24F-2 and such other reports, forms or filings as may be mutually agreed upon;

5.     Prepare reports, including media questionnaires and mutual fund publication surveys, relating to the business and affairs of the Trust as may be mutually agreed upon and not otherwise prepared by the Trust’s investment adviser, custodian, legal counsel or independent accountants;

6.     Oversee and review calculations of fees paid to State Street and to the Trust’s investment adviser, shareholder servicing agent, distributor, custodian, fund administrator, fund accountant and transfer and dividend disbursing agent (“Transfer Agent”), in addition to the oversight and review of all asset based fee calculations;

7.     Prepare fund income forecasts and submit for approval by officers of the Trust, recommendations for fund income dividend distributions;

8.     Maintain continuing awareness of significant emerging regulatory and legislative developments which may affect the Trust, and provide related planning assistance where requested or appropriate;

~~9.    Complete monthly preferred shares “asset coverage” test (as that term is defined in Section 18(h) of the 1940 Act) (the “1940 Act Test”) following the compliance procedures contained in Exhibit D attached hereto, as such Exhibit may be amended from time to time by mutual agreement of the parties (the “Compliance Procedures”);~~

~~10.  Complete monthly preferred shares basic maintenance amount test for Fitch Ratings, Ltd. (“Fitch”) (the “Fitch Preferred Shares Basic Maintenance Test”) following the Compliance Procedures; and~~

~~11.  Complete monthly preferred shares basic maintenance amount test for Moody’s Investors Service, Inc. (“Moody’s”) (the “Moody’s Preferred Shares Basic Maintenance Test”) following the Compliance Procedures.~~ See First Amendment, dated 3/1/11, effective 3/25/11

The Financial Administrator shall provide the office facilities and the personnel required by it to perform the services contemplated herein.

B.       As the Accounting Agent. The Accounting Agent shall provide the following services, in each case, subject to the control, supervision and direction of the respective Trust and its Board and in accordance with procedures which may be established from time to time between the Trust and the Accounting Agent (including the procedures established in the “Service Level Agreement” as defined in Section V of this Agreement):

1.      Books of Account. The Accounting Agent shall maintain the books of account of the Trust and shall perform the following duties in the manner prescribed by the respective Trust’s currently effective prospectus, statement of additional information or other governing document, copies of which have been certified by the Secretary of the Funds and supplied to the Accounting Agent (a “Governing Document”) (including the procedures established in the Service Level Agreement):

a. Value the assets of each Portfolio using: primarily, market quotations (including the use of matrix pricing) supplied by the independent pricing services selected by the Accounting Agent in consultation with the Trust’s investment adviser (the “Adviser”) and approved by the Board; secondarily, if a designated pricing service does not provide a price for a security that the Accounting Agent believes should be available by market quotation, the Accounting Agent may obtain a price by calling brokers designated by the Adviser, or if the Adviser does not supply the names of such brokers, the Accounting Agent will attempt on its own to find brokers to price the security, subject to approval by the Adviser; thirdly, for securities for which no market price is available, the Valuation Committee overseen by the Board (the “Committee”) will determine a fair value in good faith; or fourthly, such other procedures as may be adopted by the Board. Consistent with Rule 2a-4 under the 1940 Act, estimates may be used where necessary or appropriate. The Accounting Agent is not the guarantor of the accuracy of the securities prices received from such pricing agents and the Accounting Agent is not liable to the Trust for errors in valuing a Portfolio’s assets or calculating the net asset value (the “NAV”) per share of such Portfolio or class when the calculations are based upon inaccurate prices provided by pricing agents. The Accounting Agent will provide daily to the Adviser the security prices used in calculating the NAV of each Portfolio, for its use in preparing exception reports for those prices on which the Adviser has a comment. Further, upon receipt of the exception reports generated by the Adviser, the Accounting Agent will diligently pursue communication regarding exception reports with the designated pricing agents;

b.      Determine the NAV per share of each Portfolio and/or class, at the time and in the manner from time to time determined by the Board and as set forth in the Prospectus of such Portfolio;

c.       Prepare the weekly or bi-weekly mark-to-market reports and analysis in compliance with Rule 2a-7 for each of the money market portfolios.

d.      ~~Monitor the triggers used to determine when the ITG fair value pricing procedures may be invoked, as further detailed on attached Exhibit C (the Fair Value Pricing Authorization), and inform the appropriate Federated personnel that triggers had been met~~. See First Amendment, dated 3/1/11, effective 3/25/11

e.       Calculate the net income of each of the Portfolios, if any;

f.        Calculate realized capital gains or losses of each of the Portfolios resulting from sale or disposition of assets, if any;

g.      Calculate the expense accruals for each fund/class of shares;

h.      Determine the dividend factor for all daily dividend funds;

i.        Maintain the general ledger and other accounts, books and financial records of the Trust, including for each Portfolio, as required under Section 31(a) of the 1940 Act and the rules thereunder in connection with the services provided by State Street

j.        At the request of the Trust, prepare various reports or other financial documents in accordance with generally accepted accounting principles as required by federal, state and other applicable laws and regulations; and

k.      Such other similar services as may be reasonably requested by the Trust.

The Trust shall provide timely prior notice to the Accounting Agent of any modification in the manner in which such calculations are to be performed as prescribed in any revision to the Trust’s Governing Document. The Accounting Agent shall not be responsible for any revisions to the manner in which such calculations are to be performed unless such revisions are communicated in writing to the Accounting Agent.

2.       Records. The Accounting Agent shall create and maintain all records relating to its activities and obligations under this Agreement in such a manner as will meet the obligations of the Trust under the 1940 Act, specifically Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Trust and shall at all times during the regular business hours of the Accounting Agent be open for inspection by duly authorized officers, employees or agents of the Trust and employees and agents of the SEC. Subject to Section XVII.B below, the Accounting Agent shall preserve for the period required by law the records required to be maintained thereunder.

IV.        DUTIES of the TRUST

A.       Delivery of Documents. The Trust will promptly deliver, upon request, to the Financial Administrator copies of each of the following documents and all future amendments and supplements, if any:

1.      The Trust’s organizational documents;

2.      The Trust’s currently effective registration statements under the 1933 Act (if applicable) and the 1940 Act and the Trust’s Prospectus(es) and Statement(s) of Additional Information (collectively, the “Prospectus”) relating to all Portfolios and all amendments and supplements thereto as in effect from time to time;

3.      Certified copies of resolutions of the Board authorizing (a) the Trust to enter into this Agreement and (b) certain individuals on behalf of the Trust and its third-party agents to (i) give instructions to the Financial Administrator pursuant to this Agreement and (ii) authorize the payment of expenses;

4.      The investment advisory agreements between the Trust and the Advisers; and

5.      Such other certificates, documents or opinions which the Financial Administrator may, in its reasonable discretion, deem necessary or appropriate in the proper performance of its duties.

The Trust shall provide, or shall cause its third-party agent to provide, timely notice to the Accounting Agent of all data reasonably required by the Accounting Agent for performance of its duties described in Section III.B hereunder. The Trust’s failure to provide such timely notice shall excuse the Accounting Agent from the performance of such duties, but only to the extent the Accounting Agent’s performance is prejudiced by the Trust’s failure.

State Street is authorized and instructed to rely upon any and all information it receives from the Trust or its third-party agent that it reasonably believes to be genuine. State Street shall have no responsibility to review, confirm or otherwise assume any duty with respect to the accuracy or completeness of any data supplied to it by or on behalf of the Trust.

State Street shall value the Trust’s securities and other assets utilizing prices obtained from sources designated by the Trust, or the Trust’s duly-authorized agent, on a Price Source Authorization substantially in the form attached hereto as Exhibit B or otherwise designated by means of Proper Instructions (as such term is defined herein) (collectively, the “Authorized Price Sources”). State Street shall not be responsible for any revisions to the methods of calculation adopted by the Trust unless and until such revisions are communicated in writing to State Street.

B.       Proper Instructions. The Trust and its third-party agents shall communicate to State Street by means of Proper Instructions. Proper Instructions shall mean (i) a writing signed or initialed by one or more persons as the Board shall have from time to time authorized or (ii) a communication effected directly between the Trust or its third-party agent and State Street by electro-mechanical or electronic devices, provided that the Trust and State Street have approved such procedures. State Street may rely upon any Proper Instruction believed by it to be genuine and to have been properly issued by or on behalf of the Trust. Oral instructions shall be considered Proper Instructions if State Street reasonably believes them to have been given by a person authorized to give such instructions. The Trust and its third-party agents shall cause all oral instructions to be confirmed in accordance with clauses (i) or (ii) above, as appropriate. The Trust and its third-party agents shall give timely Proper Instructions to State Street in regard to matters affecting accounting practices and State Street’s performance pursuant to this Agreement.

V.       PERFORMANCE GOALS:

A.       The Trust and State Street have developed mutually acceptable performance goals dated March 1, 2011 , and as may be amended from time to time, regarding the manner in which they expect to deliver and receive the services under this Agreement (hereinafter referred to as “Service Level Agreement”). The parties agree that such Service Level Agreement reflects performance goals and any failure to perform in accordance with the provisions thereof shall not be considered a breach of contract that gives rise to contractual or other remedies. It is the intention of the parties that the sole remedy for failure to perform in accordance with the provisions of the Service Level Agreement, or any dispute relating to performance goals set forth in the Service Level Agreement, will be a meeting of the parties to resolve the failure pursuant to the consultation procedure described in Sections V. B. and V.C. below. Notwithstanding the foregoing, the parties hereby acknowledge that any party’s failure (or lack thereof) to meet the provisions of the Service Level Agreement, while not in and of itself a breach of contract giving rise to contractual or other remedies, may factor into the Trust’s reasonably determined belief regarding the standard of care exercised by State Street hereunder.

B.       Consultation Procedure. If a party hereto is unable to meet the provisions of the Service Level Agreement, or in the event that a dispute arises relating to performance goals set forth in the Service Level Agreement, either party to this Agreement shall address any concerns it may have by requiring a consultation with the other party.

C.       Purpose of Consultation Procedure. The purpose of the consultation procedure is to endeavor to resolve any failure to meet the provisions of the Service Level Agreement. If a consultation occurs under this Section V, all parties must negotiate in good faith to endeavor to:

1.       implement changes which will enable the Service Level Agreement provisions to be met – such changes may include, but are not limited to, modification of either or both parties’ respective operational resources;

2.       agree to alternative Service Level Agreement provisions which meet the parties’ respective business requirements; or

3.       otherwise find a solution such that within a reasonable time after the consultation, the inability to meet the Service Level Agreement provision(s) is reasonably expected to be less likely to occur in the future.

VI.       COMPLIANCE WITH GOVERNMENTAL RULES and REGULATIONS; RECORDS

The Trust assumes full responsibility for its compliance with all securities, tax, commodities and other laws, rules and regulations applicable to it.

VII.       WARRANTIES

If, prior to the Accounting Agent’s calculation of the current NAV, the Trust or its third-party agent notifies the Accounting Agent that any of its accounting services are erroneous in any material respect, the Accounting Agent shall endeavor in a timely manner to correct such failure. Third-parties that are selected by and approved by the Trust and from which the Accounting Agent may obtain certain data included in the accounting services are solely responsible for the contents of such data and the Trust agrees to make no claim against the Accounting Agent arising out of the contents of such third-party data including, but not limited to, the accuracy thereof.

VIII.       FORCE MAJEURE

The parties will maintain throughout the term of this Agreement, such contingency plans as are reasonably believed to be necessary and appropriate to recover the parties’ operations from the occurrence of a disaster and which are consistent with any statute or regulation to which the parties are subject that imposes business resumption and contingency planning standards. The parties agree to provide to one another a summary of their respective contingency plans as they relate to the systems used to provide the services hereunder and to provide periodic updates of such summary upon a party’s reasonable request. If any party is unable to carry out any of its obligations under this Agreement because of conditions beyond its reasonable control, including, but not limited to, acts of war or terrorism, work stoppages, fire, civil disobedience, riots, rebellions, storms, electrical failures, acts of God, and similar occurrences (“Force Majeure”), this Agreement will remain in effect and the non-performing party’s obligations shall be suspended without liability for a period equal to the period of the continuing Force Majeure (which such period shall not exceed fifteen (15) business days), provided that:

(1)               where reasonably practicable, the non-performing party gives the other party prompt notice describing the Force Majeure, including the nature of the occurrence and its expected duration and, where reasonably practicable, continues to furnish regular reports with respect thereto during the period of Force Majeure;

(2)               the suspension of obligations is of no greater scope and of no longer duration than is required by the Force Majeure;

(3)               no obligations of any party that accrued before the Force Majeure are excused as a result of the Force Majeure; and

(4)               the non-performing Party uses reasonable efforts to remedy its inability to perform as quickly as possible.

IX.       INSTRUCTIONS and ADVICE

At any time, State Street may apply to any officer of the Trust for instructions and may consult with its own legal counsel with respect to any matter arising in connection with the services to be performed by State Street under the terms of this Agreement. At any time, State Street may consult with outside counsel for the Trust or the independent accountants for the Trust (“Trust Advisers”) at the expense of the Trust, provided that State Street first obtains consent of the Trust which shall not be unreasonably withheld, with respect to any matter arising in connection with the services to be performed by State Street under the terms of this Agreement. In its capacity as the Financial Administrator or as the Accounting Agent under the terms of this Agreement, State Street shall not be liable, and shall be indemnified by the Trust or appropriate Portfolio for any action taken or omitted by it in good faith reliance upon any instructions or advice provided to State Street by a Trust Adviser or upon any paper or document reasonably believed by it to be genuine and to have been signed by the proper person or persons. State Street shall not be held to have notice of any change of authority of any person until receipt of written notice thereof from the Trust. Nothing in this paragraph shall be construed as imposing upon State Street any obligation to seek such instructions or advice, or to act in accordance with such advice when received.

X.       NOTICES

All notices shall be in writing and deemed given when delivered in person, by facsimile, by overnight delivery through a commercial courier service, or by registered or certified mail, return receipt requested. Notices shall be addressed to each party at its address set forth below, or such other address as the recipient may have specified by earlier notice to the sender:

If to State Street:	LaFayette Corporate Center
2 Avenue de LaFayette, 4 South
Boston, MA 02111
ATTN: Michael E. Hagerty
Telephone: (617) 662-3630
Facsimile: (617) 662-3690

With a copy to:	State Street Bank and Trust Company
2 Avenue de LaFayette, 2nd Floor
P.O. Box 5049
Boston, MA 02206-5049
ATTN: Mary Moran Zeven, Esq.
Telephone: (617) 662-1783
Facsimile: (617) 662-3805

If to the Trust:	4000 Ericsson Drive
Warrendale, PA 15086-7561
ATTN: Richard A. Novak, Treasurer
Telephone: (412) 288-7045
Facsimile: (412) 288-6788

XI.       CONFIDENTIALITY

The parties hereto agree that each shall treat confidentially all information provided by each party to the other party regarding its business and operations (“Confidential Information”). All Confidential Information provided by a party hereto shall be used by the other party hereto solely for the purpose of rendering or receiving services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party. Neither party will use or disclose Confidential Information for purposes other than the activities contemplated by this Agreement or except as required by law, court process or pursuant to the lawful requirement of a governmental agency, or if the party is advised by counsel that it may incur liability for failure to make a disclosure, or except at the request or with the written consent of the other party. Notwithstanding the foregoing, each party acknowledges that the other party may provide access to and use of Confidential Information relating to the other party to the disclosing party’s employees, contractors, agents, professional advisors, auditors or persons performing similar functions.

The foregoing shall not be applicable to any information (i) that is publicly available when provided or thereafter becomes publicly available, other than through a breach of this Agreement, (ii) that is independently derived by a party hereto without the use of any information provided by the other party hereto in connection with this Agreement, (iii) that is required in any legal or regulatory proceeding, investigation, audit, examination, subpoena, civil investigative demand or other similar process, or by operation of law or regulation, or (iv) where the party seeking to disclose has received the prior written consent of the party providing the information, which consent shall not be unreasonably withheld. Furthermore, and notwithstanding anything in this Section XI to the contrary, the Accounting Agent may aggregate Portfolio data with similar data of other customers of the Accounting Agent (“Aggregated Data”) and may use Aggregated Data for purposes of constructing statistical models so long as such Aggregated Data represents a sufficiently large sample that no Portfolio data can be identified either directly or by inference or implication.

If either party is required to disclose Confidential Information as a result of a court order, subpoena or similar legal duress, then that party may disclose such Confidential Information, provided that the disclosing party, if not prohibited from doing so, shall undertake reasonable efforts to give the other party prompt prior written notice upon its receipt of any such order or subpoena and provided further that failure to provide such notice shall not give rise to any liability.

The undertakings and obligations contained in this Section XI shall survive the termination or expiration of this Agreement for a period of three (3) years.

XII.       LIMITATION of LIABILITY and INDEMNIFICATION

State Street shall be held to a standard of reasonable care in carrying out its duties under this Agreement. State Street shall be responsible for the performance of only such duties as are set forth in this Agreement and, except as otherwise provided under Section XVI, shall have no responsibility for the actions or activities of any other party, including other service providers. State Street shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties hereunder unless caused by or resulting from the negligence, reckless misconduct, willful malfeasance or lack of good faith of State Street, its officers or employees and, in such event, such liability will be subject to the limitations set forth in Section XIII herein. State Street shall not be liable for any special, INdirect, incidental, or consequential damages of any kind whatsoever (including, without limitation, attorneys’ fees) in any way due to the Trust’s use of the services described herein or the performance of or failure to perform State Street’s obligations under this Agreement. This disclaimer applies without limitation to claims regardless of the form of action, whether in contract (including negligence), strict liability, or otherwise and regardless of whether such damages are foreseeable.

The Trust, or, if applicable, the relevant Portfolio, will indemnify and hold harmless State Street and its stockholders, directors, officers, employees, agents, and representatives (collectively, the “Trust Indemnified Persons”) for, and will pay to the Trust Indemnified Persons the amount of, any actual and direct damages, whether or not involving a third-party claim (collectively, the “Damages”), arising from or in connection with (i) any act or omission by State Street (or any of its affiliates) pursuant to this Agreement which does not constitute negligence, reckless misconduct, willful malfeasance or lack of good faith in fulfilling the terms and obligations of this Agreement, (ii) any act or omission by the Trust (or any of its affiliates) which constitutes a breach of any representation, warranty, term, or obligation contained in this Agreement, or (iii) any act or omission by the Trust (or any of its affiliates) which constitutes negligence, reckless misconduct, willful malfeasance, or lack of good faith in fulfilling the terms and obligations of this Agreement. The remedies provided in this paragraph are not exclusive of or limit any other remedies that may be available to State Street or any other Trust Indemnified Person.

State Street will indemnify and hold harmless the Trust, and its respective shareholders, trustees, directors, officers, agents, and representatives (collectively, the “State Street Indemnified Persons”) for, and will pay to the State Street Indemnified Persons the amount of, any Damages, arising from or in connection with (i) any act or omission by State Street (or any of its affiliates) which constitutes a breach of any representation, warranty, term, or obligation contained in this Agreement or (ii) any act or omission by State Street (or any of its affiliates) which constitutes negligence, reckless misconduct, willful malfeasance, or lack of good faith in fulfilling the terms and obligations of this Agreement; provided, however, that State Street shall not be required to provide indemnification for damages arising from errors caused by inaccurate prices received from independent pricing services and reasonably relied upon by State Street. In the event that State Street is required to provide indemnification under this Section XII, its liability shall be limited as described under Section XIII below. The remedies provided in this paragraph are not exclusive of or limit any other remedies that may be available to the Trust or any other State Street Indemnified Person.

The indemnification and limitation of liability contained herein shall survive the termination of this Agreement.

XIII.       EXCLUSIVE REMEDY

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XIV.       SERVICES NOT EXCLUSIVE

The services of State Street to the Trust are not to be deemed exclusive and State Street shall be free to render similar services to others. State Street shall be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trust from time to time, have no authority to act or represent the Trust in any way or otherwise be deemed an agent of the Trust.

XV.       TERM; TERMINATION; AMENDMENT

~~A.       Term. This Agreement shall become effective on the date first written above and shall remain in full force and effect for a period of four (4) years from the effective date (the “Initial Term”) and shall automatically continue in full force and effect after such Initial Term unless either party terminates this Agreement by written notice to the other party at least six (6) months prior to the expiration of the Initial Term. Additionally, if State Street (or any of its affiliates) engages in (i) any act or omission which constitutes a breach of any representation, warranty, term, or obligation contained in this Agreement or (ii) any act or omission which constitutes negligence, reckless misconduct, willful malfeasance, or lack of good faith in fulfilling the terms and obligations of this Agreement, then each Trust or series thereof, shall have the right to immediately terminate this Agreement~~. See Amendment dated 3/1/15

B. Termination. Either party may terminate this Agreement at any time after the Initial Term upon at least six (6) months’ prior written notice to the other party. Termination of this Agreement with respect to any given Portfolio shall in no way affect the continued validity of this Agreement with respect to any other Portfolio. Upon termination of this Agreement, the Trust shall pay to State Street such compensation and any reimbursable expenses as may be due under the terms hereof as of the date of such termination, including reasonable out-of-pocket expenses associated with such termination.

C.       Amendment. This Agreement may be modified or amended from time to time by the mutual agreement of the parties hereto. No amendment to this Agreement shall be effective unless it is in writing and signed by a duly authorized representative of each party. The term “Agreement”, as used herein, includes all schedules and attachments hereto and any future written amendments, modifications, or supplements made in accordance herewith.

XVI.       FEES, EXPENSES and EXPENSE REIMBURSEMENT

~~State Street shall receive from the Trust such compensation for its services provided pursuant to this Agreement as may be agreed to from time to time as set forth in the fee schedule between, and agreed upon by, the parties (the “Fee Schedule”). The parties shall review the existing Fee Schedule and an appropriate adjustment to the fee, if any, shall be negotiated by the parties within ninety (90) days in the event that (i) there is a substantial change in the number or mix of types of funds; (ii) new types of funds are offered; or (iii) there are material modifications or changes to the service delivery requirements~~. See Amendment dated 3/1/15

The fees are accrued daily and billed monthly and shall be due and payable upon receipt of the invoice. Upon the termination of this Agreement before the end of any month, the fee for the part of the month before such termination shall be prorated according to the proportion which such part bears to the full monthly period and shall be payable upon the date of termination of this Agreement. In addition, the Trust shall reimburse State Street for its out-of-pocket costs and expenses incurred in connection with this Agreement with respect to reasonable attorney’s fees incurred by State Street to collect any charges due under this Agreement.

The Trust agrees to promptly reimburse State Street for any equipment and supplies specially ordered by or for the Trust (with the Trust’s consent) through State Street and for any other expenses not contemplated by this Agreement that State Street may incur on the Trust’s behalf at the Trust’s request and with the Trust’s consent.

Each party will bear all expenses that are incurred in its operation and not specifically assumed by the other party. Expenses to be borne by the Trust include, but are not limited to: Organization expenses; cost of services of independent accountants and outside legal and tax counsel (including such counsel’s review of the Trust’s registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by State Street under this Agreement); cost of any services contracted for by the Trust directly from parties other than State Street; cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for the Trust; investment advisory fees; taxes, insurance premiums and other fees and expenses applicable to its operation; costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, director/trustee or employee of the Trust; costs incidental to the preparation, printing and distribution of the Trust’s registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Trust’s tax returns, Form N-1A or N-2, Form N-14, Form N-Q and Form N-SAR, and all notices, registrations and amendments associated with applicable federal and state tax and securities laws; fidelity bond and directors’ and officers’ liability insurance; and cost of independent pricing services used in computing the Trust’s NAV.

State Street is authorized to and may employ or associate with such person or persons as it may deem desirable to assist it in performing its duties under this Agreement; provided, however, that the compensation of such person or persons shall be paid by State Street and State Street shall be as fully responsible to the Trust for the acts and omissions of any such person or persons as it is for its own acts and omissions.

XVII.       ASSIGNMENT; SUCCESSOR AGENT

A.       Assignment. This Agreement shall not be assigned by either party without the prior written consent of the other party, except that either party may assign to a successor all of or a substantial portion of its business, or to a party controlling, controlled by, or under common control with such party.

B.       Successor Agent. This Agreement shall be binding on and shall inure to the benefit of each party and to their successors and permitted assigns. If a successor agent for the Trust shall be appointed by the Trust, State Street shall upon termination deliver to such successor agent all properties of the Trust held by it hereunder.

In the event that no written order designating a successor agent or Proper Instructions shall have been delivered to State Street on or before the date when such termination shall become effective, then State Street shall have the right to deliver to a bank or trust company, which is a “bank” as defined in the 1940 Act, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $100,000,000, all properties held by State Street under this Agreement. Thereafter, such bank or trust company shall be the successor of State Street under this Agreement.

XVIII.       ENTIRE AGREEMENT

This Agreement (including all schedules and attachments hereto) constitutes the entire Agreement between the parties with respect to the subject matter hereof and terminates and supersedes all prior agreements, representations, warranties, commitments, statements, negotiations and undertakings with respect to such services to be performed hereunder whether oral or in writing.

XIX.       WAIVER

The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement. Any waiver must be in writing signed by the waiving party.

XX.       HEADINGS NOT CONTROLLING

Headings used in this Agreement are for reference purposes only and shall not be deemed a part of this Agreement.

XXI.       SURVIVAL

After expiration or termination of this Agreement, all provisions relating to payment (Section XVI and the Fee Schedule) shall survive until completion of required payments. In addition, all provisions regarding termination (Section XV), indemnification, warranty, liability and limits thereon (Section XII and Section XIII) shall survive, unless and until the expiration of any time period specified elsewhere in this Agreement with respect to the provision in question.

XXII.       SEVERABILITY

In the event any provision of this Agreement is held illegal, invalid, void or unenforceable, the balance shall remain in effect, and if any provision is inapplicable to any person or circumstance it shall nevertheless remain applicable to all other persons and circumstances.

XXIII.       GOVERNING LAW; JURISDICTION

This Agreement shall be deemed to have been made in The Commonwealth of Massachusetts and shall be governed by and construed under and in accordance with the laws of The Commonwealth of Massachusetts without giving effect to its conflict of laws principles and rules. The parties agree that any dispute arising herefrom shall be subject to the exclusive jurisdiction of courts sitting in The Commonwealth of Massachusetts.

XXIV.       REPRODUCTION OF DOCUMENTS

This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

XXV.       Regulation GG

The Trust hereby represents and warrants that it does not engage in an “Internet gambling business,” as such term is defined in Section 233.2(r) of Federal Reserve Regulation GG (12 CFR 233) (“Regulation GG”). The Trust hereby covenants and agrees that it shall not engage in an Internet gambling business. In accordance with Regulation GG, the Trust is hereby notified that “restricted transactions,” as such term is defined in Section 233.2(y) of Regulation GG, are prohibited in any dealings with State Street pursuant to this Agreement or otherwise between or among any party hereto.

xxvi.       Data Privacy

State Street will implement and maintain a written information security program that contains appropriate security measures to safeguard the personal information of the Portfolios’ shareholders, employees, directors and/or officers that State Street receives, stores, maintains, processes or otherwise accesses in connection with the provision of services hereunder. For these purposes, “personal information” shall mean (i) an individual’s name (first initial and last name or first name and last name), address or telephone number plus (a) social security number, (b) drivers license number, (c) state identification card number, (d) debit or credit card number, (e) financial account number or (f) personal identification number or password that would permit access to a person’s account or (ii) any combination of the foregoing that would allow a person to log onto or access an individual’s account.  Notwithstanding the foregoing “personal information” shall not include information that is lawfully obtained from publicly available information, or from federal, state or local government records lawfully made available to the general public.

XXVII.       REMOTE ACCESS SERVICES ADDENDUM

State Street and the Trust agree to be bound by the terms of the Remote Access Services Addendum attached hereto as Exhibit E.

XXVIII.       MISCELLANEOUS

The execution and delivery of this Agreement have been authorized by the Board of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by the Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any member of the Board or shareholders of the Trust, but bind only the property of the Trust, or Portfolio, as provided in the organizational documents.

Each party agrees to promptly sign all documents and take any additional actions reasonably requested by the other to accomplish the purposes of this Agreement.

[Remainder of Page Intentionally Blank]

Signature Page

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

STATE STREET BANK AND TRUST COMPANY

By: /s/ Michael F. Rogers

Name: Michael F. Rogers

Title: Executive Vice President

INVESTMENT COMPANIES

(Listed on Exhibit A hereto)

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

3/1/15 – See Amendment for new Exhibit A

EXHIBIT A

TO THE FINANCIAL ADMINISTRATION ACCOUNTING AND

SERVICES AGREEMENT (UPDATED AS OF 1/26/15)

Edward Jones Money Market Fund

Federated Adjustable Rate Securities Fund

Federated Equity Income Fund, Inc.

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated Government Income Trust

Federated Total Return Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Cash Trust Series, Inc.:

Federated Government Cash Series

Federated Municipal Cash Series

Federated Prime Cash Series

Federated Treasury Cash Series

Federated Core Trust:

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust II, L.P.

Emerging Markets Fixed Income Core Fund

Federated Core Trust III:

Federated Project and Trade Finance Core Fund

Federated Equity Funds:

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid Cap Growth Strategies Fund

Federated Managed Risk Fund

Federated Managed Volatility Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Fixed Income Securities, Inc.:

Federated Strategic Income Fund

Federated Income Securities Trust:

Federated Capital Income Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust:

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust:

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series:

Federated Fund for U.S. Government Securities II

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated Prime Money Fund II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.:

Federated Bond Fund

Federated Managed Pool Series:

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated Managed Volatility Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated MDT Series:

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Growth Fund

Federated MDT Small Cap Core Fund

Federated Total Return Series, Inc.:

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Money Market Obligations Trust:

Federated Automated Cash Management Trust

Federated California Municipal Cash Trust

Federated Connecticut Municipal Cash Trust

Federated Florida Municipal Cash Trust

Federated Georgia Municipal Cash Trust

Federated Government Obligations Fund

Federated Liberty U.S. Government Money Market Trust

Federated Massachusetts Municipal Cash Trust

Federated Master Trust

Federated Michigan Municipal Cash Trust

Federated Minnesota Municipal Cash Trust

Federated Money Market Management

Federated Municipal Obligations Fund

Federated New Jersey Municipal Cash Trust

Federated New York Municipal Cash Trust

Federated North Carolina Municipal Cash Trust

Federated Ohio Municipal Cash Trust

Federated Pennsylvania Municipal Cash Trust

Federated Prime Cash Obligations Fund

Federated Prime Obligations Fund

Federated Prime Value Obligations Fund

Federated Tax-Free Obligations Fund

Federated Tax-Free Trust

Federated Treasury Obligations Fund

Federated Trust for U.S. Treasury Obligations

Federated Virginia Municipal Cash Trust

Tax-Free Money Market Fund

EXHIBIT B

PRICE SOURCE AUTHORIZATION

[          ]

Exhibit C deleted – See First Amendment, dated 3/1/11, effective 3/25/11

EXHIBIT C

FAIR VALUE PRICING AUTHORIZATION

[          ]

Exhibit D deleted – See First Amendment, dated 3/1/11, effective 3/25/11

EXHIBIT D

COMPLIANCE PROCEDURES EXHIBIT

[          ]

EXHIBIT E

REMOTE ACCESS SERVICES ADDENDUM

REMOTE ACCESS SERVICES ADDENDUM

TO

FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

ADDENDUM to that certain Financial Administration and Accounting Services Agreement dated as of March 1, 2011 (the “Services Agreement”) between each of the investment companies listed on Exhibit A to the Services Agreement (the “Customer”) and State Street Bank and Trust Company, including its subsidiaries and affiliates (“State Street”). This Addendum is several and not joint by Customer.

State Street has developed and utilizes proprietary accounting and other systems in conjunction with the services that State Street provides to the Customer. In this regard, State Street maintains certain information in databases under its control and ownership that it makes available to its customers (the “Remote Access Services”).

The Services

State Street agrees to provide the Customer, and its designated investment advisors, consultants or other third parties who agree to abide by the terms of this Addendum (“Authorized Designees”) with access to State Street proprietary systems as may be offered from time to time (the “System”) on a remote basis.

Security Procedures

The Customer agrees to comply, and to cause its Authorized Designees to comply, with remote access operating standards and procedures and with user identification or other password control requirements and other security devices and procedures as may be issued or required from time to time by State Street for use of the System and access to the Remote Access Services. The Customer is responsible for any use and/or misuse of the System and Remote Access Services by its Authorized Designees. The Customer agrees to advise State Street immediately in the event that it learns or has reason to believe that any person to whom it has given access to the System or the Remote Access Services has violated or intends to violate the terms of this Addendum and the Customer will cooperate with State Street in seeking injunctive or other equitable relief. The Customer agrees to discontinue use of the System and Remote Access Services, if requested, for any security reasons cited by State Street and State Street may restrict access of the System and Remote Access Services by the Customer or any Authorized Designee for security reasons or noncompliance with the terms of this Addendum at any time.

Fees

Fees and charges for the use of the System and the Remote Access Services and related payment terms shall be as set forth in the fee schedule in effect from time to time between the parties. The Customer shall be responsible for any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Addendum, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street). Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

Proprietary Information/Injunctive Relief

The System and Remote Access Services described herein and the databases, computer programs, screen formats, report formats, interactive design techniques, formulae, processes, systems, software, know-how, algorithms, programs, training aids, printed materials, methods, books, records, files, documentation and other information made available to the Customer by State Street as part of the Remote Access Services and through the use of the System and all copyrights, patents, trade secrets and other proprietary and intellectual property rights of State Street related thereto are the exclusive, valuable and confidential proprietary property of State Street and its relevant licensors (the “Proprietary Information”). The Customer agrees on behalf of itself and its Authorized Designees to keep the Proprietary Information confidential and to limit access to its employees and Authorized Designees (under a similar duty of confidentiality) who require access to the System for the purposes intended. The foregoing shall not apply to Proprietary Information in the public domain or required by law to be made public.

The Customer agrees to use the Remote Access Services only in connection with the proper purposes of this Addendum. The Customer will not, and will cause its employees and Authorized Designees not to, (i) permit any third party to use the System or the Remote Access Services, (ii) sell, rent, license or otherwise use the System or the Remote Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Addendum, (iii) use the System or the Remote Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, or (iv) allow or cause any information transmitted from State Street’s databases, including data from third-party sources, available through use of the System or the Remote Access Services, to be published, redistributed or retransmitted for other than use for or on behalf of the Customer, as State Street’s customer.

The Customer agrees that neither it nor its Authorized Designees will modify the System in any way, enhance, copy, or otherwise create derivative works based upon the System, nor will the Customer or its Authorized Designees reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

The Customer acknowledges that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law and that State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

Limited Warranties

State Street represents and warrants that it is the owner of and has the right to grant access to the System and to provide the Remote Access Services contemplated herein. Because of the nature of computer information technology, including but not limited to the use of the Internet, and the necessity of relying upon third party sources, and data and pricing information obtained from third parties, the System and Remote Access Services are provided “AS IS” without warranty express or implied including as to availability of the System, and the Customer and its Authorized Designees shall be solely responsible for the use of the System and Remote Access Services and investment decisions, results obtained, regulatory reports and statements produced using the Remote Access Services. State Street and its relevant licensors will not be liable to the Customer or its Authorized Designees for any direct or indirect, special, incidental, punitive or consequential damages arising out of or in any way connected with the System or the Remote Access Services, nor shall any party be responsible for delays or nonperformance under this Addendum arising out of any cause or event beyond such party’s control.

EXCEPT AS EXPRESSLY SET FORTH IN THIS ADDENDUM, STATE STREET, FOR ITSELF AND ITS RELEVANT LICENSORS EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SYSTEM AND THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Infringement

State Street will defend or, at its option, settle any claim or action brought against the Customer to the extent that it is based upon an assertion that access to or use of the State Street proprietary systems by the Customer under this Addendum constitutes direct infringement of any United States patent or copyright or misappropriation of a trade secret, provided that the Customer notifies State Street promptly in writing of any such claim or proceeding, cooperates with State Street in the defense of such claim or proceeding and allows State Street sole control over such claim or proceeding. Should the State Street proprietary systems or any part thereof become, or in State Street’s opinion be likely to become, the subject of a claim of infringement or the like under any applicable patent, copyright or trade secret laws, State Street shall have the right, at State Street’s sole option, to (i) procure for the Customer the right to continue using the State Street proprietary systems, (ii) replace or modify the State Street proprietary systems so that the State Street proprietary systems becomes noninfringing with no material loss of functionality or (iii) terminate this Addendum without further obligation. This section constitutes the sole remedy to the Customer for the matters described in this section.

Termination

Either party to the Services Agreement may terminate this Addendum (i) for any reason by giving the other party at least one-hundred and eighty (180) days’ prior written notice in the case of notice of termination by State Street to the Customer or thirty (30) days’ notice in the case of notice from the Customer to State Street of termination, or (ii) immediately for failure of the other party to comply with any material term and condition of the Addendum by giving the other party written notice of termination. This Addendum shall in any event terminate within ninety (90) days after the termination of any service agreement applicable to the Customer. In the event of termination, the Customer will return to State Street all copies of documentation and other confidential information in its possession or in the possession of its Authorized Designees and immediately cease access to the System and Remote Access Services. The foregoing provisions with respect to confidentiality and infringement will survive termination for a period of three (3) years.

Miscellaneous

This Addendum constitutes the entire understanding of the parties to the Services Agreement with respect to access to the System and the Remote Access Services. This Addendum cannot be modified or altered except in a writing duly executed by each of State Street and the Customer and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

By its execution of the Services Agreement, the Customer accepts responsibility for its and its Authorized Designees’ compliance with the terms of this Addendum. The Customer indemnifies and holds State Street harmless from and against any and all costs, expenses, losses, damages, charges, counsel fees, payments and liabilities arising from any failure of the Customer or any of its Authorized Designees to abide by the terms of this Addendum.

FIRST AMENDMENT TO

FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

THIS FIRST AMENDMENT TO FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Exhibit A to the Agreement, as defined below (each, a “Trust”), and State Street Bank and Trust Company (“State Street”).

W I T N E S S E T H:

WHEREAS, the Trusts and State Street are parties to that certain Financial Administration and Accounting Services Agreement (the “Agreement”) dated March 1, 2011;

WHEREAS, each Trust is registered as a management investment company under the Investment Company Act of 1940, as amended; and

WHEREAS, the Trusts and State Street desire to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.                   Exhibit A to the Agreement is hereby amended and updated to delete the following Funds, effective March 25, 2011:

•         Federated Municipal Ultrashort Fund, a portfolio of Federated Fixed Income Securities, Inc.

•         Federated Premier Municipal Income Fund

•         Federated Premier Intermediate Municipal Income Fund

•         Federated Short-Intermediate Duration Municipal Trust,

•         Federated Muni and Stock Advantage Fund, a portfolio of Federated Income Securities Trust

•         Federated International Bond Fund, a portfolio of Federated International Series, Inc.

•         Federated International Bond Strategy Portfolio, a portfolio of Federated Managed Pool Series

•         Federated Emerging Market Debt Fund, a portfolio of Federated World Investment Series, Inc.

•         Federated Prudent DollarBear Fund, a portfolio of Federated Income Securities Trust

•         Federated InterContinental Fund, a portfolio of Federated Equity Funds

•         Federated International Leaders Fund, a portfolio of Federated World Investment Series, Inc.

•         Federated International Small-Mid Company Fund, a portfolio of Federated World Investment Series, Inc.

•         Federated International Strategic Value Dividend Fund, a portfolio of Federated Equity Funds

2.                   The Agreement is hereby further amended and updated to delete Sections III. A. 9, 10 and 11 and Section III. B. 1. d., effective March 25, 2011.

3.                   The Agreement shall remain in full force and effect as amended by this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 25, 2011.

On behalf of each of the Funds indicated on Exhibit A of the Financial Administration and Accounting Services Agreement, as amended from time to time

By: /s/ Richard A. Novak

Title: Treasurer

STATE STREET BANK AND TRUST COMPANY

By: /s/ Michael F. Rogers

Title: Executive Vice President

Amendment to Financial Administration

and Accounting Services Agreement

This Amendment to Financial Administration and Accounting Services Agreement (this “Amendment”) is dated as of March 1, 2015, by and among each of the investment companies listed on Exhibit A hereto (each, a “Trust”) and State Street Bank and Trust Company (“State Street”).

RECITALS

WHEREAS, the Trusts and State Street are parties to a certain Financial Administration and Accounting Services Agreement, dated as of March 1, 2011 (such agreement, together with all exhibits, schedules, and any other documents executed or delivered in connection therewith, the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.      Amendments. The Agreement is hereby amended as follows:

(a)               The first sentence of Section XV.A of the Agreement is deleted in its entirety and replaced as follows:

“A. Term. This Agreement shall become effective as of March 1, 2015 and shall remain in full force and effect for a period of four (4) years from the effective date (the “Initial Term”) and shall automatically continue in full force and effect after such Initial Term unless either party terminates this Agreement by written notice to the other party at least six (6) months prior to the expiration of the Initial Term.”

(b)               The first paragraph of Section XVI. of the Agreement is deleted in its entirely and replaced as follows:

“State Street shall receive from the Trust such compensation for its services provided pursuant to this Agreement as may be agreed to from time to time as set forth in the fee schedule between, and agreed upon by, the parties (the “Fee Schedule”). The parties shall review the existing Fee Schedule and an appropriate adjustment to the fee, if any, shall be negotiated by the parties within ninety (90) days in the event that (i) there is a substantial change in the number or mix of types of funds, other than a change resulting from the merging or closing of funds in the normal course of business; (ii) new types of funds are offered; or (iii) there are material modifications or changes to the service delivery requirements.”

(c)               Section X of the Agreement is hereby amended to amend the notice address to State Street, as follows:

“STATE STREET BANK AND TRUST COMPANY

1 Iron Street

Boston, MA 02210

Attention: Michael E. Hagerty, Senior Vice President, Mailstop CCB0700

Telephone: 617-662-3630

Facsimile: 617-662-3690

with a copy to:

STATE STREET BANK AND TRUST COMPANY

Legal Division – Global Services Americas

P.O. Box 5049

Boston, MA 02206-5039

Attention: Senior Vice President and Senior Managing Counsel

(d)               Exhibit A to the Agreement is deleted in its entirety and replaced with the attached Exhibit A.

2.                  No Other Amendments. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

3.                  Governing Law. This Amendment shall be deemed to have been made in The Commonwealth of Massachusetts and shall be governed by and construed under and in accordance with the laws of the Commonwealth of Massachusetts without giving effect to its conflict of laws principles and rules.

4.                  This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Financial Administration and Accounting Services Agreement to be executed as of the date first written above.

STATE STREET BANK AND TRUST COMPANY

By: /s/ Michael F. Rogers

Name: Michael F. Rogers

Title: Executive Vice President

EACH OF THE INVESTMENT COMPANIES

LISTED ON EXHIBIT A ATTACHED HERETO

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

See new 3/1/17 Amendment for Exhibit A

EXHIBIT A

TO THE FINANCIAL ADMINISTRATION ACCOUNTING AND

SERVICES AGREEMENT

(Updated as of March 1, 2017)

Federated Adjustable Rate Securities Fund

Federated Equity Income Fund, Inc.

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated Core Trust:

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III:

Federated Project and Trade Finance Core Fund

Federated Equity Funds:

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Fund

Federated Managed Volatility Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Fixed Income Securities, Inc.:

Federated Strategic Income Fund

Federated High Yield Trust:

Federated Equity Advantage Fund

Federated High Yield Trust

Federated Income Securities Trust:

Federated Capital Income Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust:

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust:

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series:

Federated Managed Tail Risk Fund II

Federated Fund for U.S. Government Securities II

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Government Money Fund II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.:

Federated Bond Fund

Federated Managed Pool Series:

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated Managed Volatility Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated MDT Series:

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Growth Fund

Federated MDT Small Cap Core Fund

Federated Total Return Series, Inc.:

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Money Market Obligations Trust:

Federated California Municipal Cash Trust

Federated Connecticut Municipal Cash Trust

Federated Florida Municipal Cash Trust

Federated Georgia Municipal Cash Trust

Federated Government Obligations Fund

Federated Institutional Money Market Management

Federated Institutional Prime 60-Day Max Money Market Fund

Federated Institutional Prime Obligations Fund

Federated Institutional Prime Value Obligations Fund

Federated Institutional Tax-Free Cash Trust

Federated Massachusetts Municipal Cash Trust

Federated Institutional Prime 60 Day Fund

Federated Michigan Municipal Cash Trust

Federated Minnesota Municipal Cash Trust

Federated Municipal Obligations Fund

Federated New Jersey Municipal Cash Trust

Federated New York Municipal Cash Trust

Federated North Carolina Municipal Cash Trust

Federated Ohio Municipal Cash Trust

Federated Pennsylvania Municipal Cash Trust

Federated Prime Cash Obligations Fund

Federated Tax-Free Obligations Fund

Federated Treasury Obligations Fund

Federated Trust for U.S. Treasury Obligations

Federated Virginia Municipal Cash Trust

Amendment to Financial Administration

and Accounting Services Agreement

This Amendment to Financial Administration and Accounting Services Agreement (this “Amendment”) is dated as of October 14, 2015, by and among each of the investment companies listed on Exhibit A hereto (each, a “Trust”) and State Street Bank and Trust Company (“State Street” or “Administrator”).

RECITALS

WHEREAS, the Trusts and State Street are parties to a certain Financial Administration and Accounting Services Agreement, dated as of March 1, 2011 (such agreement, together with all exhibits, schedules, and any other documents executed or delivered in connection therewith, the (“Agreement”); and

WHEREAS, the parties desire to amend the Agreement on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. Amendments. The Agreement is hereby amended as follows:

(a) Section III.A of the Agreement is hereby amended by adding the following at the end of paragraph 11:

“12. Schedules A and A(i) attached hereto as Exhibit 1 are added to the Agreement as Schedules A and A(i).

(b) Exhibit A to Schedules A and A(i) is added to the Agreement.

2. No Other Amendments. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

3. Governing Law. This Amendment shall be deemed to have been made in The Commonwealth of Massachusetts and shall be governed by and construed under and in accordance with the laws of the Commonwealth of Massachusetts without giving effect to its conflict of laws principles and rules.

4. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Financial Administration and Accounting Services Agreement to be executed as of the date first written above.

State Street Bank and Trust Company

By: _// Gunjan Kedia //_________________________________

Name: Gunjan Kedia

Title: Executive Vice President

Each of the Investment Companies

Listed on Exhibit A attached hereto

By: __//Lori Hensler//________________________________

Name: Lori Hensler

Title: Fund Treasurer

EXHIBIT A

TO SCHEDULES A AND A(I) OF THE FINANCIAL ADMINISTRATION ACCOUNTING AND

SERVICES AGREEMENT

(Updated as of March 1, 2017)

Federated Insurance Series:

Federated Government Money Fund II

Money Market Obligations Trust:

Federated California Municipal Cash Trust

Federated Connecticut Municipal Cash Trust

Federated Florida Municipal Cash Trust

Federated Georgia Municipal Cash Trust

Federated Government Obligations Fund

Federated Massachusetts Municipal Cash Trust

Federated Institutional Prime 60 Day Fund

Federated Michigan Municipal Cash Trust

Federated Minnesota Municipal Cash Trust

Federated Institutional Money Market Management

Federated Municipal Obligations Fund

Federated New Jersey Municipal Cash Trust

Federated New York Municipal Cash Trust

Federated North Carolina Municipal Cash Trust

Federated Ohio Municipal Cash Trust

Federated Pennsylvania Municipal Cash Trust

Federated Prime Cash Obligations Fund

Federated Institutional Prime Obligations Fund

Federated Institutional Prime Value Obligations Fund

Federated Tax-Free Obligations Fund

Federated Institutional Tax-Free Cash Trust

Federated Treasury Obligations Fund

Federated Trust for U.S. Treasury Obligations

Federated Virginia Municipal Cash Trust

Exhibit 1

Schedule A

Fund Administration Money Market Fund Services

Subject to the authorization and direction of the Trust, the Administrator will provide the money market fund services set forth on Schedule A(i) (the “Money Market Services”) to the Trusts listed on Exhibit A hereto assist the Trusts in complying with certain of the compliance testing and reporting requirements applicable to the Trusts that are “money market funds” within the meaning of Rule 2a-7 under the 1940 Act.

1.       Evidence of Authority.

The Administrator is authorized and instructed to rely upon the information it receives from the Trust or any third party authorized by the Trust. The Administrator shall have no responsibility for the actions or omissions of the Trust or any third party authorized by the Trust to act on its behalf, or the completeness or accuracy of any information provided by the Trust or a third party authorized by the Trust to act on its behalf. In performing the Money Market Services, the Administrator shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper reasonably believed by it to be genuine and to have been properly executed by or on behalf of the Trust. Instructions may be in writing signed by the authorized person or persons or may be by such other means and utilizing such intermediary systems and utilities as may be agreed from time to time by the Administrator and the person(s) or entity giving such instruction. The Administrator may act on oral instructions if the Administrator reasonably believes them to have been given by a person authorized to provide such instructions with respect to the action involved; the Trust shall cause all oral instructions to be confirmed in writing or by such other procedure approved by the Administrator and the Trust.

2.       Responsibilities of the Parties; Indemnification; Warranties and Disclaimers.

a.       The Trust agrees that it shall be solely responsible for any decision made or action taken in reliance on the compliance testing results, reports, forms or other data or information included in the Money Market Services provided by the Administrator.

b.       The Parties acknowledge that the Administrator is required to rely upon data provided by the Trust or third parties (“Data”) in providing the Money Market Services. The Administrator does not own the Data, has not developed the Data, does not control the Data, and has not, and will not make any inquiry into the accuracy of any Data. Without limiting the foregoing, to the extent applicable, the Administrator will not be liable for any delays in the transmission of Forms N-MFP, Forms N-CR, reports, market-based NAVs, shareholder inflows/outflows, daily and weekly liquid assets, affiliate sponsor support flows, portfolio holdings or transmission of Data or inaccuracies of, errors in or omission of, Data in connection with the provision of the Money Market Services in each case provided by the Trust or any other third party.

c.       To the extent applicable, the Trust represents and warrants to the Administrator that it has the necessary licenses from each nationally recognized statistical ratings organization whose ratings are set forth in its Forms N-MFP as contemplated hereby.

d.       To the extent applicable, the Trust is solely responsible for determining and immediately notifying in writing the Administrator of the occurrence of one or more triggering events causing a filing on Form N-CR. The Trust is solely responsible for accurately and timely supplying the Administrator, or causing third parties to accurately and timely supply the Administrator, with all data, information and signatures in respect of each Trust that is required in order for the Administrator to file each Form N-CR, whether or not such information is specifically requested by the Administrator. The Administrator shall be without liability if the Administrator has not received by the submission deadline communicated by the Administrator to the Trust all of the Data, information and signatures it requires to submit such Form N-CR filing.

e.       To the extent applicable, the Trust acknowledges that it shall be the Trust’s responsibility to retain for the periods prescribed by Rule 2a-7 (i) the compliance testing results and reports produced by the Administrator; (ii) its Forms N-MFP and Forms N-CR produced by the Administrator; and (iii) information prepared by the Administrator for posting on the Trust’s website.

f.       The Trust acknowledges and agrees that the Money Market Services do not constitute advice or recommendations of any kind and the Administrator is not acting in a fiduciary capacity in providing the Money Market Services.

g.       The Trust understands that the nature of the Money Market Services provided under this Agreement are distinct from the services provided under any other agreement between State Street Bank and Trust Company and the Trust, including any custody, fund accounting or transfer agency services agreements and, consequently, the terms of this Agreement rather than such other agreements shall govern the delivery of the Money Market Services. For the avoidance of doubt, the standard of care and liability provisions of Section XII of this Agreement shall govern the provision of the Money Market Services.

SCHEDULE A(i)

Money Market Fund Compliance Testing and Reporting Services

Subject to the authorization and direction of the Trust and, in each case where appropriate, the review and comment by the Trust’s independent accountants and legal counsel, and in accordance with procedures that may be established from time to time between the Trust and the Administrator, the Administrator will:

a.                    Prepare for posting on the Trust’s website daily each money market fund’s market-based NAVs; and

b.                   Prepare for posting on the Trust’s website daily each money market fund’s inflows/outflows.

Amendment to Financial Administration

and Accounting Services Agreement

This Amendment to the Financial Administration and Accounting Services Agreement (this “Amendment”) is dated as of March 1, 2017, by and among each of the investment companies listed on Exhibit A hereto (each, a “Trust”) and State Street Bank and Trust Company (“State Street”).

RECITALS

WHEREAS, the Trusts and State Street are parties to a certain Financial Administration and Accounting Services Agreement, dated as of March 1, 2011, as amended (such agreement, together with all exhibits, schedules, and any other documents executed or delivered in connection therewith, the (“Agreement”); and

WHEREAS, the parties desire to amend the Agreement to extend the term of the Agreement by two (2) years on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. Amendments. The Agreement is hereby amended as follows:

(a) The first sentence of Section XV.A of the Agreement is deleted in its entirety and replaced as follows:

“A. Term. This Agreement shall remain in full force and effect for an initial term ending February 28, 2021(the “Initial Term”) and shall automatically continue in full force and effect after such Initial Term unless either party terminates this Agreement by written notice to the other party at least six (6) months prior to the expiration of the Initial Term.”

(b) Exhibit A to the Agreement is deleted in its entirety and replaced with the attached Exhibit A.

2. No Other Amendments. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

3. Governing Law. This Amendment shall be deemed to have been made in The Commonwealth of Massachusetts and shall be governed by and construed under and in accordance with the laws of the Commonwealth of Massachusetts without giving effect to its conflict of laws principles and rules.

4. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Financial Administration and Accounting Services Agreement to be executed as of the date first written above.

State Street Bank and Trust Company

By: /s/ Andrew Erickson

Name: Andrew Erickson

Title: Executive Vice President

Each of the Investment Companies

Listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Fund Treasurer

AMENDMENT TO THE

FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

BETWEEN

THE INVESTMENT COMPANIES LISTED ON EXHIBIT A

AND

STATE STREET BANK AND TRUST COMPANY

AMENDMENT to the Financial Administration and Accounting Services Agreement (the “Agreement”) made as of March 1, 2011, by and among State Street Bank and Trust Company (“State Street”) and each of the investment companies identified on Exhibit A (each a “Trust”).

WHEREAS, State Street and each Trust wish to amend the Agreement to restate Exhibit A to reflect the rebranding of each Trust;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.       Effective close of business June 26, 2020, to restate Exhibit A as attached hereto.

2.       All other provisions, terms and conditions contained in the Agreement, as amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 6th day of July, 2020.

EACH OF THE INVESTMENT COMPANIES LISTED ON EXHIBIT A ATTACHED HERETO	STATE STREET BANK AND TRUST COMPANY
By: Lori A. Hensler	By: /s/ Andrew Erickson
Name: Lori A. Hensler	Name: Andrew Erickson
Title: Treasurer	Title: Executive Vice President

EXHIBIT A

to

FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT Dated March 1, 2011

(Updated as of April 1, 2021)

Management Investment Companies Registered with the SEC and Portfolios thereof, If Any

Federated Hermes Equity Income Fund, Inc.

Federated Hermes Global Allocation Fund

Federated Hermes Government Income Securities, Inc.

Federated Hermes Adjustable Rate Securities Trust:

Federated Hermes Adjustable Rate Fund

Federated Hermes Adviser Series

Federated Hermes Conservative Microshort Fund

Federated Hermes Conservative Municipal Microshort Fund

Federated Hermes MDT Market Neutral Fund

Federated Hermes Government Income Trust:

Federated Hermes Government Income Fund

Federated Hermes High Income Bond Fund, Inc.

Federated Hermes Total Return Government Bond Fund

Federated Hermes Short-Term Government Trust:

Federated Hermes Short-Term Government Fund

Federated Hermes Short-Intermediate Government Trust:

Federated Hermes Short-Intermediate Government Fund

Federated Hermes Core Trust:

Bank Loan Core Fund

Mortgage Core Portfolio

High Yield Bond Core Fund

Emerging Markets Core Fund

Federated Hermes Core Trust III:

Project and Trade Finance Core Fund

Federated Hermes ETF Trust

Federated Hermes Short Duration Corporate ETF

Federated Hermes Short Duration High Yield ETF

Federated Hermes Equity Funds:

Federated Hermes Clover Small Value Fund

Federated Hermes Kaufmann Fund

Federated Hermes Kaufmann Large Cap Fund

Federated Hermes Kaufmann Small Cap Fund

Federated Hermes MDT Mid Cap Growth Fund

Federated Hermes Prudent Bear Fund

Federated Hermes Fixed Income Securities, Inc.:

Federated Hermes Strategic Income Fund

Federated Hermes High Yield Trust

Federated Hermes Opportunistic High Yield Bond Fund

Federated Hermes Income Securities Trust:

Federated Hermes Capital Income Fund

Federated Hermes Floating Rate Strategic Income Fund

Federated Hermes Fund for U.S. Government Securities

Federated Hermes Intermediate Corporate Bond Fund

Federated Hermes Inflation Protected Securities Fund (formerly Federated Hermes Real Return Bond Fund)

Federated Hermes Short-Term Income Fund

Federated Hermes Institutional Trust:

Federated Hermes Government Ultra Short Fund

Federated Hermes Institutional High Yield Bond Fund

Federated Hermes Short-Intermediate Total Return Bond Fund

Federated Hermes Insurance Series:

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes High Income Bond Fund II

Federated Hermes Kaufmann Fund II

Federated Hermes Managed Volatility Fund II

Federated Hermes Government Money Fund II

Federated Hermes Quality Bond Fund II

Federated Hermes Investment Series Funds, Inc.:

Federated Hermes Corporate Bond Fund

Federated Hermes Managed Pool Series:

Federated Hermes Corporate Bond Strategy Portfolio

Federated Hermes High-Yield Strategy Portfolio

Federated Hermes Mortgage Strategy Portfolio

Federated Hermes MDT Series:

Federated Hermes MDT All Cap Core Fund

Federated Hermes MDT Balanced Fund

Federated Hermes MDT Large Cap Growth Fund

Federated Hermes MDT Small Cap Growth Fund

Federated Hermes MDT Small Cap Core Fund

Federated Hermes Project and Trade Finance Tender Fund

Federated Hermes Total Return Series, Inc.:

Federated Hermes Select Total Return Bond Fund

Federated Hermes Total Return Bond Fund

Federated Hermes Ultrashort Bond Fund

Federated Hermes Money Market Obligations Trust:

Federated Hermes California Municipal Cash Trust

Federated Hermes Government Obligations Fund

Federated Hermes Institutional Money Market Management

Federated Hermes Municipal Obligations Fund

Federated Hermes New York Municipal Cash Trust

Federated Hermes Prime Cash Obligations Fund

Federated Hermes Institutional Prime Obligations Fund

Federated Hermes Institutional Prime Value Obligations Fund

Federated Hermes Tax-Free Obligations Fund

Federated Hermes Institutional Tax-Free Cash Trust

Federated Hermes Treasury Obligations Fund

Federated Hermes Trust for U.S. Treasury Obligations

AMENDMENT TO FINANCIAL ADMINISTRATION

AND ACCOUNTING SERVICES AGREEMENT

This Amendment to the Financial Administration and Accounting Services Agreement is made this 5th day of March, 2018 (the “Amendment”) by and between State Street Bank and Trust Company, a Massachusetts trust company (“State Street”) and by and among each of the investment companies listed on Exhibit A thereto (each, a “Trust”) and shall be effective as of March 1, 2018 and as set forth in Section 2 below. Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed to such terms in the Agreement (as defined below).

WHEREAS, State Street and the Trusts entered into the Financial Administration and Accounting Services Agreement dated as of March 1, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the parties hereto wish to amend the Agreement as set forth below.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

1.       The Agreement is hereby amended as follows:

A.       Article III of the Agreement is hereby amended and restated in its entirety as follows:

“State Street shall provide the services as listed on Schedule B, subject to the authorization and direction of the Trusts and, in each case where appropriate, the review and comment by the Trusts’ independent accountants and legal counsel and in accordance with procedures which may be established from time to time between the Trusts and State Street.

State Street shall perform such other services for the Trusts that are mutually agreed to by the parties from time to time, for which the Trusts will pay such fees as may be mutually agreed upon, including State Street’s reasonable out-of-pocket expenses. The provision of such services shall be subject to the terms and conditions of this Agreement.

State Street shall provide the office facilities and the personnel determined by it to perform the services contemplated herein.”

B.       A new paragraph is hereby added to Section VI of the Agreement immediately following the first sentence as follows:

“In compliance with the requirements of Rule 31a-3 under the 1940 Act, State Street agrees that all records which it maintains for the Trusts shall at all times remain the property of the Trusts, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of the Agreement or otherwise on written request except as otherwise provided in Section XV and subject to Section XVII.B. State Street further agrees that all records that it maintains for the Trusts pursuant to Rule 31a-1 under the 1940 Act will be preserved for the periods prescribed by Rule 31a-2 under the 1940 Act unless any such records are earlier surrendered as provided above. Records may be surrendered in either written or machine-readable form, at the option of State Street. In the event that State Street is requested or authorized by the Trusts, or required by subpoena, administrative order, court order or other legal process, applicable law or regulation, or required in connection with any investigation, examination or inspection of a Trust by state or federal regulatory agencies, to produce the records of such Trust or State Street’s personnel as witnesses or deponents, each relevant Trust agrees to pay State Street for State Street’s time and expenses, as well as the fees and expenses of State Street’s counsel incurred in such production.”

C.       A new paragraph is hereby added to Section IX of the Agreement immediately following the first paragraph as follows:

“Pursuant to other agreements now or any time in effect between any of the Trusts (or any of their investment managers or investment advisors, on its behalf) and State Street Bank and Trust Company or its affiliates (the “Other State Street Agreements”) in any capacity other than as State Street hereunder (in such other capacities, the “Bank”), the Bank may be in possession of certain information and data relating to the Trusts and/or the Portfolios that is necessary to provide the Services, including Form N-PORT and Form N-CEN Support Services. Each of the Trusts hereby acknowledges and agrees that (i) this Section IX of the Agreement serves as its consent and instruction, or Proper Instruction, as the case may be, for itself and on behalf of each Portfolio under and pursuant to such Other State Street Agreements for the Bank to provide or otherwise make available (including via platforms such as my.statestreet.com) to State Street, Trust information such as net asset values and information relating to the net assets of the Trusts, holdings and liquidity reports, registration titles, market value and other information and data related to the Trusts.

D.       Paragraph 2 of Section XI is amended and restated as follows:

“The foregoing shall not be applicable to any information (i) that is publicly available when provided or thereafter becomes publicly available, other than through a breach of this Agreement, (ii) that is independently derived by the party receiving the information (“Receiving Party”) without the use of any information provided by the party providing information under this agreement, or any affiliate (the “Disclosing Party”), (iii) that is disclosed to comply with any legal or regulatory proceeding, investigation, audit, examination, subpoena, civil investigative demand or other similar process, (iv) that is disclosed as required by operation of law or regulation or as required to comply with the requirements of any market infrastructure that the Disclosing Party or its agents direct State Street or its affiliates to employ (or which is required in connection with the holding or settlement of instruments included in the assets subject to this Agreement), or (v) where the party seeking to disclose is expressly permitted under applicable law or regulation to disclose for a legitimate business purpose subject to confidentiality obligation, or has received the prior written consent of the Disclosing Party providing the information, which consent shall not be unreasonably withheld. Furthermore, and notwithstanding anything in this Section XI to the contrary, the Accounting Agent may aggregate Portfolio data with similar data of other customers of the Accounting Agent ("Aggregated Data") and may use Aggregated Data for purposes of constructing statistical models so long as such Aggregated Data represents a sufficiently large sample that no Portfolio data can be identified either directly or by inference or implication.

A Receiving Party shall protect Confidential Information of a Disclosing Party at least to the same degree as the Receiving Party protects its own Confidential Information. All Confidential Information, provided by a Disclosing Party shall remain the property of such Disclosing Party. All Confidential Information, together with any copies thereof, in whatever form, shall, upon the Disclosing Party’s written request, be returned to the Disclosing Party or destroyed, at the Receiving Party’s election; provided, that the Receiving Party shall be permitted to retain all or any portion of the Confidential Information, in accordance with the confidentiality obligations specified in this Agreement, to the extent required by applicable law or regulatory authority or to the extent required by the Receiving Party’s internal policies and in accordance with its customary practices for backup and storage.

E.       The fourth paragraph of Section XI is hereby amended and restated as follows:

“To the extent the Receiving Party continues to possess confidential information or records of the Disclosing party after the termination of this Agreement, the obligations contained in this Section XI of this Agreement shall continue until the five (5) year anniversary of the termination date of this Agreement.”

F.       The fourth paragraph of Section XVI is hereby amended and restated as follows:

“Each Trust will bear all expenses that are incurred in its operation and not specifically assumed by State Street. For the avoidance of doubt, Trust expenses not assumed by State Street include, but are not limited to: organizational expenses; cost of services of independent accountants and outside legal and tax counsel (including such counsel’s review of the Registration Statement, Form N-CSR, Form N-Q or Form N-PORT (as applicable), Form N-PX, Form N-MFP, Form N-SAR or Form N-CEN (as applicable), proxy materials, federal and state tax qualification as a regulated investment company and other notices, registrations, reports, filings and materials prepared by State Street under this Agreement); cost of any services contracted for by each Trust directly from parties other than State Street; cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for each Trust; investment advisory fees; taxes, insurance premiums and other fees and expenses applicable to its operation; costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation (e.g., typesetting, XBRL-tagging, page changes and all other print vendor and EDGAR charges, collectively referred to herein as “Preparation”), printing, distribution and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, director\trustee or employee of each Trust; costs of Preparation, printing, distribution and mailing, as applicable, of each Trust’s Registration Statements and any amendments and supplements thereto and shareholder reports; cost of Preparation and filing of each Trust’s tax returns, Form N-1A, Form N-CSR, Form N-Q or Form N-PORT (as applicable), Form N-PX, Form N-MFP and Form N-SAR or Form N-CEN (as applicable), and all notices, registrations and amendments associated with applicable federal and state tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; the cost of fidelity bond and D&O/E&O liability insurance; and the cost of independent pricing services used in computing the Trusts’ or any Fund’s net asset value.”

G. Section XXVI of the Agreement is hereby deemed amended and restated as follows:

“XXVI. DATA PRIVACY.

(a)       State Street will implement and maintain a written information security program that contains appropriate security measures generally consistent with industry standard practices aligned with a security framework appropriate for a large financial services company to safeguard the personal information of the Trusts’ shareholders, employees, directors and officers that State Street receives, stores, maintains, processes or otherwise accesses in connection with the provision of services hereunder. The term, ''personal information", as used in this Section, means (a) an individual's name (first initial and last name or first name and last name), address or telephone number plus (i) Social Security or other tax identification number, (ii) driver's license number, (iii) state identification card number, (iv) debit or credit card number, (v) financial account number or (vi) personal identification number or password that would permit access to a person's account, (b) any combination of any of the foregoing that would allow a person to log onto or access an individual's account, or (c) any other non-public personal information within the meaning of applicable law or regulation. "Personal Information" shall not include information that is lawfully obtained from publicly available information, or from federal, state or local government records lawfully made available to the general public (except to the extent applicable law in a particular jurisdiction does not exclude such publicly available information from protection as personal information).”

H. A new Section XXIX of the Agreement is hereby added as follows:

“SECTION XXIX. USE OF DATA.

(a)       In connection with the provision of the services and the discharge of its other obligations under this Agreement, State Street (which term for purposes of this Section XXIX includes each of its parent company, branches and affiliates (''Affiliates")) may collect and store information regarding a Trust and share such information with its Affiliates, agents and service providers in order and to the extent reasonably necessary (i) to carry out the provision of services contemplated under this Agreement and other agreements between the Trusts and State Street or any of its Affiliates and (ii) to carry out management of its businesses, including, but not limited to, financial and operational management and reporting, risk management, legal and regulatory compliance and client service management.

(c) Except as expressly contemplated by this Agreement, nothing in this Section XXIX shall limit the confidentiality and data-protection obligations of State Street and its Affiliates under this Agreement and applicable law. State Street shall cause any Affiliate, agent or service provider to which it has disclosed data and information in the performance of its services under this Agreement pursuant to this Section XXIX to comply at all times with confidentiality and data-protection obligations as if it were a party to this Agreement.”

I.       A new Section XXX is hereby added to the Agreement as follows:

“XXX. BUSINESS CONTINUITY/DISASTER RECOVERY.

In the event of equipment failure, work stoppage, governmental action, communication disruption or other impossibility of performance beyond State Street’s control, State Street shall take reasonable steps to minimize service interruptions. Specifically, State Street shall implement reasonable procedures to prevent the loss of data and to recover from service interruptions caused by equipment failure or other circumstances with resumption of all substantial elements of services in a timeframe sufficient to meet business requirements. State Street shall enter into and shall maintain in effect at all times during the term of this Agreement with appropriate parties one or more agreements making reasonable provision for (i) periodic back-up of the computer files and data with respect to the Trusts; and (ii) emergency use of electronic data processing equipment to provide services under this Agreement. State Street shall test the ability to recover to alternate data processing equipment in accordance with State Street program standards, and provide a high level summary of business continuity test results to the Trusts upon request. State Street will remedy any material deficiencies in accordance with State Street program standards. Upon reasonable advance notice, and at no cost to State Street, the Trusts retain the right to review State Street’s business continuity, crisis management, disaster recovery, and third-party vendor management processes and programs (including discussions with the relevant subject matter experts and an on-site review of the production facilities used) related to delivery of the service no more frequently than an annual basis. Upon reasonable request, the State Street also shall discuss with senior management of the Trusts any business continuity/disaster recovery plan of the State Street and/or provide a high-level presentation summarizing such plan.”

J.        New Schedules B and B2 are hereby added to the Agreement as set forth in Exhibit 1.

K.       A new Schedule B1 is hereby added to the Agreement as set forth in Exhibit 1.

L.       A new Schedule B6 (including Annex I thereto) is hereby added to the Agreement as set forth in Exhibit 1.

2.       The provisions of this Amendment (and the terms of the Agreement as modified hereby) shall be or become effective as follows:

A.                Sections 1.A., 1.B., 1.C., 1.D., 1.E., 1.F., 1.G., 1.H., 1.I., 1.J. and 1.K. of this Amendment and the preparation and onboarding activities related to the Services (as defined in the Agreement), including those set forth in Section II of Schedule B6, shall be effective as of the date of this Amendment as set forth above.

B.                 Section 1.L. of this Amendment and the data aggregation, preparation of data sets and recordkeeping activities of the Services (as defined in Schedule B6) shall become effective as of the first day of the first month in which any Trust is required by applicable law (including any rules and regulations promulgated thereunder and in accordance with any interpretive releases issued by the U.S. Securities and Exchange Commission) to aggregate data and maintain records consistent with Form N-PORT (currently anticipated to be June 2018).

C.                 The filing obligations of the Services shall become effective as of the first day of the first month in which any Trust is required by applicable law (including any rules and regulations promulgated thereunder and in accordance with any interpretive releases issued by the U.S. Securities and Exchange Commission) to file Form N-PORT (currently anticipated to be April 2019).

3.       Notwithstanding the first sentence of Section XV.A of the Agreement, each Trust agrees to be bound to receive from State Street the Form N-PORT and Form N-CEN Support Services and the other services as described in Schedule B6 attached hereto for at least eighteen (18) months following the date of this Amendment. The parties further agree that the foregoing commitment will be deemed the “term” for the Form N-PORT and Form N-CEN Support Services and that following the expiration of such term, the any renewal or termination provisions of Section XV will apply to the Form N-PORT and Form N-CEN Support Services in the same way as such provisions apply to all other services under the Agreement.

4.       Except as specifically amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect. This Amendment, including Exhibit 1, is incorporated in its entirety into the Agreement, and this Amendment and said Agreement shall be read and interpreted together as the Agreement.

5.       This Amendment shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts, without regard to its conflicts of laws provisions.

6.       This Amendment may be executed in separate counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the date first written above.

Each of the Investment Companies

Listed On Exhibit A TO THE AGREEMENT

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

STATE STREET BANK AND TRUST COMPANY

By: /s/ Andrew Erickson

Name: Andrew Erickson

Title: Executive Vice President

Schedule A

List of TRusts AND FUNDS

Federated Hermes Adjustable Rate Securities Trust:

Federated Hermes Equity Income Fund, Inc.

Federated Hermes Global Allocation Fund

Federated Hermes Government Income Securities, Inc.

Federated Hermes Government Income Trust

Federated Hermes High Income Bond Fund, Inc.

Federated Hermes Total Return Government Bond Fund

Federated Hermes Short-Term Government Trust

Federated Hermes Short-Intermediate Government Trust

Federated Hermes Core Trust:

Bank Loan Core Fund

Mortgage Core Fund

High Yield Bond Core Fund

Emerging Markets Core Fund

Federated Hermes Core Trust III:

Federated Hermes Project and Trade Finance Core Fund

Federated Hermes Equity Funds:

Federated Hermes Clover Small Value Fund

Federated Hermes Kaufmann Fund

Federated Hermes Kaufmann Large Cap Fund

Federated Hermes Kaufmann Small Cap Fund

Federated Hermes MDT Mid Cap Growth Fund

Federated Hermes Prudent Bear Fund

Federated Hermes Fixed Income Securities, Inc.:

Federated Hermes Strategic Income Fund

Federated Hermes High Yield Trust

Federated Hermes Equity Advantage Fund

Federated Hermes High Yield Trust

Federated Hermes Income Securities Trust:

Federated Hermes Capital Income Fund

Federated Hermes Floating Rate Strategic Income Fund

Federated Hermes Fund for U.S. Government Securities

Federated Hermes Intermediate Corporate Bond Fund

Federated Hermes Real Return Bond Fund

Federated Hermes Short-Term Income Fund

Federated Hermes Institutional Trust:

Federated Hermes Government Ultrashort Duration Fund

Federated Hermes Institutional High Yield Bond Fund

Federated Hermes Short-Intermediate Total Return Bond Fund

Federated Hermes Insurance Series:

Federated Hermes Managed Tail Risk Fund II

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes High Income Bond Fund II

Federated Hermes Kaufmann Fund II

Federated Hermes Managed Volatility Fund II

Federated Hermes Government Money Fund II

Federated Hermes Quality Bond Fund II

Federated Hermes Investment Series Funds, Inc.:

Federated Hermes Corporate Bond Fund

Federated Hermes Managed Pool Series:

Federated Hermes Corporate Bond Strategy Portfolio

Federated Hermes High-Yield Strategy Portfolio

Federated Hermes Mortgage Strategy Portfolio

Federated Hermes MDT Series:

Federated Hermes MDT All Cap Core Fund

Federated Hermes MDT Balanced Fund

Federated Hermes MDT Large Cap Growth Fund

Federated Hermes MDT Small Cap Growth Fund

Federated Hermes MDT Small Cap Core Fund

Federated Hermes Project and Trade Finance Tender Fund

Federated Hermes Total Return Series, Inc.:

Federated Hermes Select Total Return Bond Fund

Federated Hermes Total Return Bond Fund

Federated Hermes Ultrashort Bond Fund

Money Market Obligations Trust:

Federated Hermes California Municipal Cash Trust

Federated Hermes Georgia Municipal Cash Trust

Federated Hermes Government Obligations Fund

Federated Hermes Massachusetts Municipal Cash Trust

Federated Hermes Institutional Money Market Management

Federated Hermes Municipal Obligations Fund

Federated Hermes New York Municipal Cash Trust

Federated Hermes Pennsylvania Municipal Cash Trust

Federated Hermes Prime Cash Obligations Fund

Federated Hermes Institutional Prime Obligations Fund

Federated Hermes Institutional Prime Value Obligations Fund

Federated Hermes Tax-Free Obligations Fund

Federated Hermes Institutional Tax-Free Cash Trust

Federated Hermes Treasury Obligations Fund

Federated Hermes Trust for U.S. Treasury Obligations

Federated Hermes Virginia Municipal Cash Trust

EXHIBIT 1

FINANCIAL ADMINISTRATION

AND ACCOUNTING SERVICES AGREEMENT

Schedule B

LIST OF SERVICES

I.       Fund Administration Treasury Services as described in Schedule B1 attached hereto;

II.       Fund Administration Accounting Services as described in Schedule B2 attached hereto;

III.       [Reserved];

IV.       [Reserved];

V.       [Reserved]; and

VI.       Form N-PORT and Form N-CEN Support Services as described in Schedule B6 attached hereto.

Schedule B1

Fund Administration Treasury Services

a.                   Prepare for the review by designated officer(s) of the Trusts’ financial information that will be included in the Trusts’ semi-annual and annual shareholder reports (which shall also be subject to review by the Trusts’ legal counsel), and other quarterly reports (as mutually agreed upon), including tax footnote disclosures where applicable;

b.                  Coordinate the audit of the Trusts’ financial statements by the Trusts’ independent accountants, including the preparation of supporting audit workpapers and other schedules;

c.                   Prepare for the review by designated officer(s) of the Trusts financial information required by Form N-1A, Form N-SAR, Form N-Q, Form N-CSR, Form N-PORT, and Form N-CEN (as applicable), proxy statements and such other reports, forms or filings as may be mutually agreed upon;

d.                  Prepare for the review by designated officer(s) of the Trusts annual fund expense budgets, perform accrual analyses and roll-forward calculations and recommend changes to fund expense accruals on a periodic basis, arrange for payment of the Trusts’ expenses, review calculations of fees paid to the Trusts’ investment adviser, custodian, fund accountant, distributor and transfer agent, and obtain authorization of accrual changes and expense payments;

e.                   Provide periodic testing of the Trusts with respect to compliance with the Internal Revenue Code’s mandatory qualification requirements, the requirements of the 1940 Act and limitations for the Trusts contained in the Registration Statements for the Trusts as may be mutually agreed upon, including quarterly compliance reporting to the designated officer(s) of the Trusts as well as preparation of Board compliance materials;

f.                    Prepare and furnish total return performance information, fund performance statistics including SEC yields, and distribution yields for the Trusts, including such information on an after-tax basis, calculated in accordance with applicable U.S. securities laws and regulations, as may be reasonably requested by Trust management;

g.                  Prepare and disseminate vendor survey information;

h.                  Prepare and coordinate the filing of Rule 24f-2 notices, including coordination of payment;

i.                    Provide sub-certificates in connection with the certification requirements of the Sarbanes-Oxley Act of 2002 with respect to the services provided by the Administrator; and

j.                    Maintain certain books and records of the Trusts as required under Rule 31a-1(b) of the 1940 Act, as may be mutually agreed upon.

k.                  Prepare reports, including media questionnaires and mutual fund publication surveys, relating to the business and affairs of the Trust as may be mutually agreed upon and not otherwise prepared by the Trust's investment adviser, custodian, legal counsel or independent accountants;

l.                    Prepare fund income forecasts and submit for approval by officers of the Trust, recommendations for fund income dividend distributions;

m.                Maintain continuing awareness of significant emerging regulatory and legislative developments which may affect the Trust, and provide related planning assistance where requested or appropriate;

Schedule B2

Fund Administration Accounting Services

1.       Books of Account. Maintain the books of account of the Trusts and perform the following duties in the manner prescribed by the respective Trust's currently effective prospectus, statement of additional information or other governing document, copies of which have been certified by the Secretary of the Funds and supplied to the Accounting Agent (a "Governing Document") (including the procedures established in the Service Level Agreement):

a.                   Value the assets of each Portfolio using: primarily, market quotations (including the use of matrix pricing) supplied by the independent pricing services selected by the Accounting Agent in consultation with the Trust's investment adviser (the "Adviser") and approved by the Board; secondarily, if a designated pricing service does not provide a price for a security that the Accounting Agent believes should be available by market quotation, the Accounting Agent may obtain a price by calling brokers designated by the Adviser, or if the Adviser does not supply the names of such brokers, the Accounting Agent will attempt on its own to find brokers to price the security, subject to approval by the Adviser; thirdly, for securities for which no market price is available, the Valuation Committee overseen by the Board (the "Committee") will determine a fair value in good faith; or fourthly, such other procedures as may be adopted by the Board. Consistent with Rule 2a-4 under the 1940 Act, estimates may be used where necessary or appropriate. The Accounting Agent is not the guarantor of the accuracy of the securities prices received from such pricing agents and the Accounting Agent is not liable to the Trusts for errors in valuing a Portfolio's assets or calculating the net asset value (the ''NAV") per share of such Portfolio or class when the calculations are based upon inaccurate prices provided by pricing agents. The Accounting Agent will provide daily to the Adviser the security prices used in calculating the NAV of each Portfolio, for its use in preparing exception reports for those prices on which the Adviser has a comment. Further, upon receipt of the exception reports generated by the Adviser, the Accounting Agent will diligently pursue communication regarding exception reports with the designated pricing agents;

b.       Determine the NAV per share of each Portfolio and/or class, at the time and in the manner from time to time determined by the Board and as set forth in the Prospectus of such Portfolio;

c.       Prepare the daily mark-to-market reports and analysis incompliance with Rule 2a-7 for each of the money market portfolios.

d.       Calculate the net income of each of the Portfolios, if any;

f.       Calculate realized capital gains or losses of each of the Portfolios resulting from sale or disposition of assets, if any;

g.       Calculate the expense accruals for each fund/class of shares;

h.       Determine the dividend factor for all daily dividend funds;

i.       Maintain the general ledger and other accounts, books and financial records of the Trust, including for each Portfolio, as required under Section 3l(a) of the 1940 Act and the rules thereunder in connection with the services provided by State Street;

J.       At the request of the Trust, prepare various reports or other financial documents in accordance with generally accepted accounting principles as required by federal, state and other applicable laws and regulations; and

k.       Such other similar services as may be reasonably requested by the Trust.

The Trusts shall provide timely prior notice to the Accounting Agent of any modification in the manner in which such calculations are to be performed as prescribed in any revision to the Trusts’ Governing Document. The Accounting Agent shall not be responsible for any revisions to the manner in which such calculations are to be performed unless such revisions are communicated in writing to the Accounting Agent.

SCHEDULE B6

Form N-PORT (the “Form N-PORT Services”) and Form N-CEN (the “Form N-CEN Services”) Support Services (collectively, the “Form N-PORT and Form N-CEN Services” or the “Services”)

I.       Services.

(a)               Data Only N-PORT and N-CEN Solution (Aggregation of Data and Standard Report Delivery). No Filing.

  Subject to the receipt of all required data, documentation, assumptions, information and assistance from the Trusts (including from any third parties with whom the Trust will need to coordinate in order to produce such data, documentation, and information), the Administrator will use required data, documentation, assumptions, information and assistance from the Trusts, the Administrator’s internal systems and, in the case of Trusts not administered by the Administrator or its affiliates, third party Trust administrators or other data providers, including but not limited to Third Party Data (as defined below) (collectively, the “Required Data”) to perform necessary data aggregations and calculations and prepare, as applicable: (i) agreed upon data required for the submission of Form N-PORT and any forms adopted to replace such forms on a monthly basis or as otherwise necessary (“Form N-PORT Data”) and (ii) agreed upon data required for the submission of Form N-CEN and any forms adopted to replace such forms on an annual basis or as otherwise necessary (“Form N-CEN Data”).

The Administrator, at the direction of and on behalf of each Trust, will electronically submit the completed Form NPORT Data and completed Form N-CEN Data to (i) each Trust, as relevant and/or (ii) the third-party filing agent for, and as designed from time to time in writing by, the Trusts (the “Agent(s)”), and will provide reasonable cooperation to the relevant Trust as reasonably requested by such Trust with respect to the Form N-PORT Data and Form N-CEN Data.

  Each Trust acknowledges and agrees that it will be responsible for (i) reviewing and approving each such Form N-PORT Data and Form N-CEN Data, (ii) incorporating such information into such Trust’s filing mechanism, and (iii) producing an .XML file and filing such Form N-PORT Data and Form N-CEN Data with the SEC.

The Form N-PORT Data will be provided with respect to each Trust and each Fund of the Trusts as set forth in the attached Annex 1, which shall be executed by State Street and each Trust. The Form N-CEN Data will be provided with respect to each Trust as set forth in the attached Annex 1. Annex 1 may be updated from time to time upon the written request of each Trust and by virtue of an updated Annex 1 that is signed by all parties.

(b)       Quarterly Portfolio of Investments Services:

•         Subject to the receipt of all Required Data, and as a component of the Services, the Administrator will use such Required Data from each Trust, State Street’s internal systems, and other data providers to prepare a draft portfolio of investments (the “Portfolio of Investments”), compliant with GAAP, as of each Trusts’ first and third fiscal quarter-ends.

•         Each Trust acknowledges and agrees that it will be responsible for (i) reviewing and approving each such Portfolio of Investments, (ii) incorporating such information into such Trust’s filing mechanism, (iii) attaching each of its Portfolio of Investments to its first and third fiscal quarter-end N-PORT filings, and (iv) submitting such Portfolios of Investments as part of such N-PORT filings electronically to the SEC.

(c)       Liquidity Risk Measurement Services: Not Applicable.

II.       Trust Duties, Representations and Covenants in Connection with the Services.

The provision of the Services to each Trust by State Street is subject to the following terms and conditions:

1.       The parties acknowledge and agree on the following matters:

The Services depend, directly or indirectly, on: (i) Required Data and (ii) information concerning each Trust or its affiliates or any Fund, pooled vehicle, security or other investment or portfolio regarding which each Trust or its affiliates provide services or is otherwise associated (“Trust Entities”) that is generated or aggregated by State Street or its affiliates in connection with services performed on each Trust’s behalf or otherwise prepared by State Street (“State Street Data,” together with Required Data and Third Party Data (as defined below), “Services-Related Data”). State Street’s obligations, responsibilities and liabilities with respect to any State Street Data used in connection with other services received by each Trust shall be as provided in such respective other agreements between State Street or its affiliates and each Trust relating to such other services (e.g., administration and/or custody services, etc.) from which the State Street Data is derived or sourced (“Other Trust Agreements”). Nothing in this Agreement or any service schedule(s) shall limit or modify State Street’s or its affiliates’ obligations to each Trust under the Other Trust Agreements.

In connection with the provision of the Services by State Street, each Trust acknowledges and agrees that it will be responsible for providing State Street with any information requested by State Street, including, but not limited to, the following:

(A) Arranging for the regular provision of all Required Data (including State Street Data, where applicable) and related information to State Street, in formats compatible with Administrator-provided data templates including, without limitation, Required Data and the information and assumptions required by State Street in connection with a Trust reporting profile and onboarding checklist, as it, or the information or assumptions required, may be revised at any time by State Street, in its discretion (collectively, the “Onboarding Checklist”) and such other forms and templates as may be used by State Street for such purposes from time to time, for all Trusts and/or Funds receiving services under this Agreement, including but not limited to those to be reported on Form N-PORT and Form N-CEN (as determined by each Trust), including, without limitation, arranging for the provision of data from each Trust, its affiliates, third party administrators, prime brokers, custodians, and other relevant parties. If and to the extent that Required Data is already accessible to State Street (or any of its affiliates) in its capacity as administrator to one or more Trusts, State Street and each Trust will agree on the scope of the information to be extracted from State Street’s or any of its affiliate’s systems for purposes of State Street’s provision of the Services, subject to the discretion of State Street, and State Street is hereby expressly authorized to use any such information as necessary in connection with providing the Services hereunder; and

(B) Providing all required information and assumptions not otherwise included in Trust data and assumptions provided pursuant to Section 1(A) above, including but not limited to the Required Data, as may be required in order for State Street to provide the Services.

The following are examples of certain types of information that each Trust is likely to be required to provide pursuant to Sections 1(A) and 1(B) above, and each Trust hereby acknowledges and understands that the following categories of information are merely illustrative examples, are by no means an exhaustive list of all such required information, and are subject to change as a result of any amendments to Form N-PORT and Form N-CEN:

•                     SEC filing classification of each Trust (i.e., small or large filer);

•                     Identification of any data sourced from third parties; and

•                     Identification of any securities reported as Miscellaneous.

2.       Each Trust acknowledges that it has provided to State Street all material assumptions used by each Trust or that are expected to be used by each Trust in connection with the completion of the Services, and that it has approved all material assumptions used by State Street in the provision of the Services prior to the first use of the Services. Each Trust will also be responsible for promptly notifying State Street of any changes in any such material assumptions previously notified to State Street by each Trust or otherwise previously approved by each Trust in connection with State Street’s provision of the Services. Each Trust acknowledges that the completion of the Services, and the data required thereby, requires the use of material assumptions in connection with many different categories of information and data, and the use and/or reporting thereof, including, but not limited to the following:

•                     Investment classification of positions;

•                     Assumptions necessary in converting data extracts;

•                     General operational and process assumptions used by State Street in performing the Services; and

•                     Assumptions specific to each Trust.

Each Trust hereby acknowledges and understands that the foregoing categories of information that may involve the use of material assumptions are merely illustrative examples of certain subject matter areas in relation to which each Trust (and/or State Street on its behalf in connection with the Services) may rely on various material assumptions, and are by no means an exhaustive list of all such subject matter areas.

3. Each Trust acknowledges and agrees on the following matters:

(A)       Each Trust has independently reviewed the Services (including, without limitation, the assumptions, market data, securities prices, securities valuations, tests and calculations used in the Services), and each Trust has determined that the Services are suitable for its purposes. None of State Street or its affiliates, nor their respective officers, directors, employees, representatives, agents or service providers (collectively, including State Street, “State Street Parties”) make any express or implied warranties or representations with respect to the Services or otherwise.

(B) Each Trust assumes full responsibility for complying with all securities, tax, commodities and other laws, rules and regulations applicable to it. State Street is not providing, and the Services do not constitute, legal, tax, investment, or regulatory advice, or accounting or auditing services advice. Unless otherwise agreed to in writing by the parties to this Agreement, the Services are of general application and State Street is not providing any customization, guidance, or recommendations. Where each Trust uses Services to comply with any law, regulation, agreement, or other Trust obligation, State Street makes no representation that any Service complies with such law, regulation, agreement, or other obligation, and State Street has no obligation of compliance with respect thereto.

(C)       Each Trust may use the Services and any reports, charts, graphs, data, analyses and other results generated by State Street in connection with the Services and provided by State Street to each Trust (“Materials”) (a) for the internal business purpose of each Trust relating to the applicable Service or (b) for submission to the U.S. Securities and Exchange Commission, as required, of a Form N-PORT template and a Form N-CEN update. Each Trust may also redistribute the Materials, or an excerpted portion thereof, to its investment managers, investment advisers, agents, clients, investors or participants, as applicable, that have a reasonable interest in the Materials in connection with their relationship with each Trust (each a “Permitted Person”); provided, however, (i) each Trust may not charge a fee, profit, or otherwise benefit from the redistribution of Materials to Permitted Persons, (ii) data provided by third party sources such as but not limited to market or index data (“Third Party Data”) contained in the Materials may not be redistributed other than Third Party Data that is embedded in the calculations presented in the Materials and not otherwise identifiable as Third Party Data, except to the extent each Trust has separate license rights with respect to the use of such Third Party Data, or (iii) each Trust may not use the Services or Materials in any way to compete or enable any third party to compete with State Street. No Permitted Person shall have any further rights of use or redistribution with respect to, or any ownership rights in, the Materials or any excerpted portion thereof.

Except as expressly provided in this Section 3(C), each Trust, any of its affiliates, or any of their respective officers, directors, employees, investment managers, investment advisers, agents or any other third party, including any client of, or investor or participant in each Trust or any Permitted Persons (collectively, including each Trust, “Trust Parties”), may not directly or indirectly, sell, rent, lease, license or sublicense, transmit, transfer, distribute or redistribute, disclose display, or provide, or otherwise make available or permit access to, all or any part of the Services or the Materials (including any State Street Data or Third Party Data contained therein, except with respect to Third Party Data to the extent each Trust has separate license rights with respect to the use of such Third Party Data). Without limitation, Trust Parties shall not themselves nor permit any other person to in whole or in part (i) modify, enhance, create derivative works, reverse engineer, decompile, decompose or disassemble the Services or the Materials; (ii) make copies of the Services, the Materials or portions thereof; (iii) secure any source code used in the Services, or attempt to use any portions of the Services in any form other than machine readable object code; (iv) commercially exploit or otherwise use the Services or the Materials for the benefit of any third party in a service bureau or software-as-a-service environment (or similar structure), or otherwise use the Services or the Materials to perform services for any third party, including for, to, or with consultants and independent contractors; or (v) attempt any of the foregoing or otherwise use the Services or the Materials for any purpose other than as expressly authorized under this Agreement.

(D)       Each Trust shall limit the access and use of the Services and the Materials by any Trust Parties to a need-to-know basis and, in connection with its obligations under this Agreement, each Trust shall be responsible and liable for all acts and omissions of any Trust Parties.

(E) The Services, the Materials and all confidential information of State Street (as confidential information is defined in the Agreement and other than Third Party Data and Required Data), are the sole property of State Street. Each Trust has no rights or interests with respect to all or any part of the Services, the Materials or State Street’s confidential information, other than its use and redistribution rights expressly set forth in Section 3(C) herein. Each Trust automatically and irrevocably assigns to State Street any right, title or interest that it has, or may be deemed to have, in the Services, the Materials or State Street’s confidential information, including, for the avoidance of doubt and without limitation, any Trust Party feedback, ideas, concepts, comments, suggestions, techniques or know-how shared with State Street (collectively, “Feedback”) and the State Street Parties shall be entitled to incorporate any Feedback in the Services or the Materials or to otherwise use such Feedback for its own commercial benefit without obligation to compensate each Trust.

(F)       State Street may rely on Services-Related Data used in connection with the Services without independent verification. Services-Related Data used in the Services may not be available or may contain errors, and the Services may not be complete or accurate as a result.

[Remainder of Page Intentionally Left Blank]

ANNEX I to SCHEDULE B6

Each of the Investment Companies

Listed On Exhibit A

Further to the Amendment dated as of March 6, 2018, effective as of March 1, 2018, to the Financial Administration and Accounting Services Agreement dated as of March 1, 2011, by and among each of the investment companies listed on Exhibit A thereto (each, a “Trust”) and State Street Bank and Trust Company (the “State Street”), the Trusts and State Street mutually agree to update this Annex 1 effective January 25, 2021 as follows:

Form N-PORT Services	Service Type
FEDERATED HERMES ADJUSTABLE RATE SECURITIES FUND	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED HERMES EQUITY INCOME FUND, INC.	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED HERMES GLOBAL ALLOCATION FUND	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED HERMES GOVERNMENT INCOME SECURITIES, INC.	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED HERMES GOVERNMENT INCOME FUND	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED HERMES HIGH INCOME BOND FUND, INC.	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED HERMES TOTAL RETURN GOVERNMENT BOND FUND	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED HERMES SHORT TERM GOVERNMENT FUND	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED HERMES SHORT-INTERMEDIATE GOVERNMENT FUND	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED HERMES CORE TRUST	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
Bank Loan Core Fund Mortgage Core Fund High Yield Bond Core Fund Emerging Markets Core Fund	(Data ONLY)
FEDERATED HERMES CORE TRUST III	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
Project and Trade Finance Core Fund	(Data ONLY)
FEDERATED HERMES EQUITY FUNDS	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)

Federated Hermes Clover Small Value Fund

Federated Hermes Kaufmann Fund

Federated Hermes Kaufmann Large Cap Fund

Federated Hermes Kaufmann Small Cap Fund

Federated Hermes MDT Mid Cap Growth Fund

Federated Hermes Prudent Bear Fund

(Data ONLY)
FEDERATED HERMES FIXED INCOME SECURITIES, INC.	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
Federated Hermes Strategic Income Fund	(Data ONLY)
FEDERATED HERMES HIGH YIELD TRUST	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
Federated Hermes Opportunistic High Yield Bond Fund	(Data ONLY)
FEDERATED HERMES INCOME SECURITIES TRUST	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)

Federated Hermes Capital Income Fund

Federated Hermes Floating Rate Strategic Income Fund

Federated Hermes Fund for U.S. Government Securities

Federated Hermes Intermediate Corporate Bond Fund

Federated Hermes Real Return Bond Fund

Federated Hermes Short-Term Income Fund

(Data ONLY)
FEDERATED HERMES INSTITUTIONAL TRUST	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
Federated Hermes Government Ultrashort Duration Fund Federated Hermes Institutional High Yield Bond Fund Federated Hermes Short-Intermediate Total Return Bond Fund	(Data ONLY)
FEDERATED HERMES INSURANCE SERIES	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes High Income Bond Fund II

Federated Hermes Kaufmann Fund II

Federated Hermes Managed Volatility Fund II

Federated Hermes Quality Bond Fund II

(Data ONLY)
FEDERATED HERMES INVESTMENT SERIES FUNDS, INC.	Standard N-PORT and N-CEN Reporting Solution (Data ONLY
Federated Hermes Corporate Bond Fund	(Data ONLY)
FEDERATED HERMES MANAGED POOL SERIES	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
Federated Hermes Corporate Bond Strategy Portfolio Federated Hermes High-Yield Strategy Portfolio Federated Hermes Mortgage Strategy Portfolio	(Data ONLY)
FEDERATED HERMES MDT SERIES	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)

Federated Hermes MDT All Cap Core Fund

Federated Hermes MDT Balanced Fund

Federated Hermes MDT Large Cap Growth Fund

Federated Hermes MDT Small Cap Growth Fund

Federated Hermes MDT Small Cap Core Fund

Federated Hermes Project and Trade Finance Tender Fund

(Data ONLY)
FEDERATED HERMES TOTAL RETURN SERIES, INC.	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
Federated Hermes Select Total Return Bond Fund Federated Hermes Total Return Bond Fund Federated Hermes Ultrashort Bond Fund	(Data ONLY)
FEDERATED HERMES ADVISER SERIES	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
Federated Hermes Conservative Municipal Microshort Fund Federated Hermes Conservative Microshort Fund	(Data ONLY)

Form N-CEN Services

FEDERATED HERMES ADJUSTABLE RATE SECURITIES FUND

FEDERATED HERMES EQUITY INCOME FUND, INC.

FEDERATED HERMES GLOBAL ALLOCATION FUND

FEDERATED HERMBES GOVERNMENT INCOME SECURITIES, INC.

FEDERATED HERMES GOVERNMENT INCOME TRUST

FEDERATED HERMES HIGH INCOME BOND FUND, INC.

FEDERATED HERMES TOTAL RETURN GOVERNMENT BOND FUND

FEDERATED HERMES SHORT-TERM GOVERNMENT FUND

FEDERATED HERMES SHORT-INTERMEDIATE GOVERNMENT FUND

FEDERATED HERMES CORE TRUST

FEDERATED HERMES CORE TRUST III

FEDERATED HERMES EQUITY FUNDS

FEDERATED HERMES FIXED INCOME SECURITIES, INC.

FEDERATED HERMES HIGH YIELD TRUST

FEDERATED HERMES INCOME SECURITIES TRUST

FEDERATED HERMES INSTITUTIONAL TRUST

FEDERATED HERMES INSURANCE SERIES

FEDERATED HERMES INVESTMENT SERIES FUNDS, INC.

FEDERATED HERMES MANAGED POOL SERIES

FEDERATED HERMES MDT SERIES

FEDERATED HERMES TOTAL RETURN SERIES, INC.

FEDERATED HERMES ADVISER SERIES

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

EACH OF THE INVESTMENT COMPANIES LISTED ON EXHIBIT A TO THE AGREEMENT	STATE STREET BANK AND TRUST COMPANY

By: /s/ Lori A. Hensler	By: /s/ Stephanie Mansfield
Name: Lori A. Hensler	Name: Stephanie Mansfield
Title: Treasurer	Title: Managing Director

Date: January 27, 2021	Date: January 27, 2021

AMENDMENT

The terms of this AMENDMENT (“Amendment”) made and effective as of April 1, 2020 will apply to each agreement listed on Appendices 1-A through 1-F hereto (each, an “Agreement” and collectively, the “Agreements”) by and between STATE STREET BANK AND TRUST COMPANY and STATE STREET CUSTODIAL SERVICES (IRELAND) LIMITED, as applicable (“State Street”) and the counterparty or counterparties to each Agreement identified on Appendices 1-A through 1-F hereto (“Federated Entities”, collectively with State Street, the “Parties”).

WHEREAS, pursuant to the Agreements, State Street has been performing, inter alia, custody, accounting, depositary, and/or other administration services for the Federated Entities; and

WHEREAS, the Parties wish to clarify State Street’s Global Operating Model, as defined in Exhibit A.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto agree as follows:

1.                  Effective as of April 1, 2020, each Agreement shall be amended by incorporating the attached Exhibit A.

2.                  If any term or provision of an Agreement is contrary to or in conflict with the terms of this Amendment, this Amendment controls and such term or provision is modified or negated accordingly.

3.                  Except as provided herein, no other terms or provisions of the Agreements shall be amended or modified by this Amendment.

4.                  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment, with respect to the Agreements listed on Appendix 1-A hereto, has been executed for and on behalf of the undersigned as of the day and year first written above.

STATE STREET BANK AND TRUST COMPANY

By: _/s/ Andrew Erickson

Name: Andrew Erickson

Title: Executive Vice President

EACH OF THE FUNDS/MANAGEMENT INVESTMENT COMPANIES LISTED ON APPENDIX A/EXHIBIT 1 OF EACH RELEVANT AGREEMENT

By: Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

IN WITNESS WHEREOF, this Amendment, with respect to the Agreements listed on Appendix 1-B hereto, has been executed for and on behalf of the undersigned as of the day and year first written above.

STATE STREET BANK AND TRUST COMPANY

By: Andrew Erickson

Name: Andrew Erickson

Title: Executive Vice President

FEDERATED SERVICES COMPANY

By: Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

FII HOLDINGS, INC.

By: Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

FEDERATED INVESTORS TRUST COMPANY

By: Lori A. Hensler

Name: Lori A. Hensler

Title: Assistant Treasurer

FEDERATED INVESTMENT COUNSELING

By: Richard A. Novak

Name: Richard A. Novak

Title: Assistant Treasurer

FEDERATED INTERNATIONAL MANAGEMENT LIMITED

By: Richard A. Novak

Name: Richard A. Novak

Title: Assistant Company Secretary

IN WITNESS WHEREOF, this Amendment, with respect to the Agreements listed on Appendix 1-C hereto, has been executed for and on behalf of the undersigned as of the day and year first written above.

STATE STREET BANK AND TRUST COMPANY

By: Andrew Erickson

Name: Andrew Erickson

Title: Executive Vice President

FEDERATED HERMES, INC. (formerly Federated Investors, Inc.)

By: Richard A. Novak

Name: Richard A. Novak

Title: Assistant Treasurer

FEDERATED INVESTMENT COUNSELING

By: Richard A. Novak

Name: Richard A. Novak

Title: Assistant Treasurer

TEXAS TREASURY SAFEKEEPING TRUST COMPANY, as Trustee of the Trusts listed on Schedule 1 of each relevant Agreement

By: Federated Investment Counseling, as attorney-in-fact

By: Richard A. Novak

Name: Richard A. Novak

Title: Assistant Treasurer

IN WITNESS WHEREOF, this Amendment, with respect to the Agreements listed on Appendix 1-D hereto, has been executed for and on behalf of the undersigned as of the day and year first written above.

STATE STREET BANK AND TRUST COMPANY

By: Andrew Erickson

Name: Andrew Erickson

Title: Executive Vice President

EACH OF THE FUNDS LISTED ON APPENDIX A/SCHEDULE A OF EACH RELEVANT AGREEMENT

By: Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

IN WITNESS WHEREOF, this Amendment, with respect to the Agreements listed on Appendix 1-E hereto, has been executed for and on behalf of the undersigned as of the day and year first written above.

STATE STREET BANK AND TRUST COMPANY

By: Andrew Erickson

Name: Andrew Erickson

Title: Executive Vice President

FEDERATED REDWOOD TRADE FINANCE FUND, L.P.

By: Lori A. Hensler

Name: Lori A. Hensler

Title: Authorized Person

EACH OF THE FUNDS LISTED ON APPENDIX A OF EACH RELEVANT AGREEMENT

By: Lori A. Hensler

Name: Lori A. Hensler

Title: Authorized Person

IN WITNESS WHEREOF, this Amendment, with respect to the Agreements listed on Appendix 1-F hereto, has been executed for and on behalf of the undersigned as of the day and year first written above.

STATE STREET CUSTODIAL SERVICES (IRELAND) LIMITED

By: Andrew Erickson

Name: Andrew Erickson

Title: Executive Vice President

ICBC FEDERATED FUNDS ICAV

By: Gregory P. Dulski

Name: Gregory P. Dulski

Title: Director

Exhibit A

For purposes of this Exhibit A:

“Agreement” shall mean this Agreement or Contract as the context requires.

“Client” shall mean the Federated Entity or Entities receiving services pursuant to this Agreement.

“Global Operating Model” shall mean the global network that conducts State Street’s business in multiple locations across North America, Europe and Asia with significant operational hubs in China, India and Poland, using automated processes and established globally consistent procedures, controls and training.

“State Street” shall mean the relevant State Street entity performing services pursuant to this Agreement.

DELEGATION

1.        Delegation. Subject to Sections 2 and 3 below, and unless otherwise limited by this Agreement, State Street shall have the right to employ agents, subcontractors, consultants and other third parties, whether affiliated or unaffiliated, to provide or assist it in the provision of all or any part of the services performed pursuant to this Agreement (each, a “Delegate” and collectively, the “Delegates”) without the consent or approval of the Client. State Street shall be responsible for the services delivered by, and the acts and omissions of, any such Delegate as if State Street had provided such services and committed such acts and omissions itself. Unless otherwise agreed in a Fee Schedule approved in writing by the Client, State Street shall be responsible for the compensation of its Delegates.

2.        State Street will provide the Client with information regarding its Global Operating Model for the delivery of the services on a quarterly basis, which information shall include the identities of Delegates that perform or may perform all or any part of material services, and the locations from which such Delegates perform services, as well as such other information about its Delegates as the Client may reasonably request from time to time.

3.        State Street will provide Client with 60 days’ prior written notice of its intention to (i) establish a Delegate in a new location from which services will be performed and (ii) transfer services from one Delegate to another, when the Delegate does not already perform the services being transferred. Notwithstanding the foregoing commitment, State Street shall have no obligation to provide prior notice of any delegation or use of a legal entity or location on an emergency or temporary basis to the extent necessary to allow State Street to continue to provide the services during any period when State Street or any Delegate is experiencing a service interruption, outage or similar limitation (including a Force Majeure Event). In any such event, State Street shall notify the Client as soon as reasonably practicable of such temporary delegation or service location and shall take reasonable steps to return such services to the prior affiliate or such other previously notified location as soon as reasonably possible consistent with maintaining continuity of the services.

4.        Nothing in this Section shall limit or restrict State Street’s right to use affiliates or third parties to perform or discharge, or assist it in the performance or discharge, of any obligations or duties under this Agreement other than the provision of the services.

USE OF DATA

1.                   In connection with the provision of the services and the discharge of its other obligations under this Agreement, State Street (which term for purposes of this Section includes each of its parent company, branches and affiliates (“Affiliates”)) may collect and store information regarding the Client and share such information with its Affiliates, agents and service providers in order and to the extent reasonably necessary to (i) carry out the provision of services contemplated under this Agreement and other agreements between the Client and State Street or any of its Affiliates and (ii) carry out management of its businesses, including, but not limited to, financial and operational management and reporting, risk management, legal and regulatory compliance and client service management. State Street will not, without the prior agreement of the Client, provide access to Client data to third parties for their commercial use.

2.                   Client data may be accessed by any of State Street’s affiliated operating locations which have controls designed to promote the security and confidentiality of data. All State Street affiliates, including State Street’s global process centers, have consistent controls.

3.                   State Street remains contractually responsible for the protection of Client data while it is on its, its Affiliates’ or its Delegates’ systems including those owned by third party vendors. State Street conducts due diligence and ongoing monitoring of its Affiliates, Delegates and third party vendors to assess whether a control environment equivalent or superior to that maintained by State Street on its own systems is applied by such Affiliates, Delegates or third party vendors. State Street also reviews its Affiliates’, Delegates’ and third party vendors’ controls designed to promote the security and confidentiality of Client data.

4.                   Except as expressly contemplated by this Agreement, nothing in this Section shall limit the confidentiality and data-protection obligations, including any privacy, information security or business continuity obligations, of State Street and its Affiliates or Delegates under this Agreement and/or applicable law. State Street shall cause any Affiliate, agent, service provider or Delegate to which it has disclosed data pursuant to this Section to comply at all times with confidentiality and data-protection obligations as if it were a party to this Agreement.

Appendix 1-A

List of Agreements covered by this Amendment

Federated Entity	State Street Entity	Agreement	Agreement Date
Each Fund listed on Appendix A	State Street Bank and Trust Company	Financial Administration and Accounting Services Agreement (Federated Funds)	March 1, 2011
Each management investment company identified on Appendix A	State Street Bank and Trust Company	Amended and Restated Master Custodian Agreement (Federated Funds)	March 1, 2017
Each Fund listed on Exhibit 1	State Street Bank and Trust Company	SSGX Master Agreement	August 20, 2018

Appendix 1-B

List of Agreements covered by this Amendment

Federated Entity	State Street Entity	Agreement	Agreement Date
FII Holdings, Inc.	State Street Bank and Trust Company	Custodian Agreement	May 22, 2007
Federated Investors Trust Company	State Street Bank and Trust Company	Custodian Contract	October 29, 2008
Federated Investors Trust Company	State Street Bank and Trust Company	Financial Administration and Accounting Services Agreement	October 29, 2008
Federated International Management Limited	State Street Bank and Trust Company	Services Agreement	July 24, 2018
Federated Investment Counseling, Federated Services Company	State Street Bank and Trust Company	Amended and Restated Portfolio Accounting and Sub-Administrative Services Agreement	April 1, 2020
Federated Investment Counseling	State Street Bank and Trust Company	Currency Management Agreement	August 31, 2018

Appendix 1-C

List of Agreements covered by this Amendment

Federated Entity	State Street Entity	Agreement	Agreement Date
Federated Investors, Inc./Texas Treasury	State Street Bank and Trust Company	Custodian Contract (TexPool)	April 5, 2002
Federated Investment Counseling	State Street Bank and Trust Company	Master Sub-Administration Agreement (MMDT)	March 1, 2013
Federated Investment Counseling	State Street Bank and Trust Company	Master Custodian Contract (MMDT)	March 1, 2013

Appendix 1-D

List of Agreements covered by this Amendment

Federated Entity	State Street Entity	Agreement	Agreement Date
Each of the funds listed on Schedule A	State Street Bank and Trust Company	Master Administration Agreement (Federated Prime Private Liquidity)	April 30, 2016
Each of the funds listed on Appendix A	State Street Bank and Trust Company	Master Custodian Agreement (Federated Prime Private Liquidity)	April 30, 2016

Appendix 1-E

List of Agreements covered by this Amendment

Federated Entity	State Street Entity	Agreement	Agreement Date
Each Fund listed on Appendix A	State Street Bank and Trust Company	Master Administration Agreement (Redwood)	January 22, 2019
Each Fund listed on Appendix A	State Street Bank and Trust Company	Master Custodian Agreement (Redwood)	January 22, 2019
Federated Redwood Trade Finance Fund, L.P.	State Street Bank and Trust Company	Performance & Analytics Agreement	January 22, 2019

Appendix 1-F

List of Agreements covered by this Amendment

Federated Entity	State Street Entity	Agreement	Agreement Date
ICBC Federated Funds ICAV	State Street Custodial Services (Ireland) Limited	Depositary Agreement	June 20, 2018
ICBC Federated Funds ICAV	State Street Custodial Services (Ireland) Limited	Administration Agreement	June 20, 2018

January 19, 2021

State Street Bank and Trust Company
1 Iron Street
Boston, MA 02110
Attention: Andrea Griffin, Vice President

Re: FEDERATED HERMES ADVISER SERIES (the “Trust”)

Ladies and Gentlemen:

Please be advised that the undersigned Trust has established new Funds to be known as Federated Hermes Conservative Municipal Microshort Fund, and Federated Hermes Conservative Microshort Fund, respectively (the “Funds”).

In accordance with Section 1, the Appointment provision, of the Financial Administration and Accounting Services Agreement dated as of March 1, 2011, as amended, modified, or supplemented from time to time (the “Agreement”), by and among each registered investment company party thereto, and State Street Bank and Trust Company (“State Street”), the undersigned Trust hereby requests that State Street as Financial Administrator and Accounting Agent for the new Funds under the terms of the Agreement, and that Exhibit A to the Agreement is hereby amended and restated as set forth on Appendix A attached hereto. In connection with such request, the undersigned Trust hereby confirms, as of the date hereof, its representations and warranties set forth in Section II.B of the Agreement.

Please indicate your acceptance of the foregoing by executing this letter agreement and returning a copy of the Trust.

Sincerely,

FEDERATED HERMES ADVISER SERIES

on behalf of:

FEDERATED HERMES CONSERVATIVE MUNICIPAL MICROSHORT FUND, and

FEDERATED HERMES CONSERVATIVE MICROSHORT FUND

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By: /s/ Stefanie Mansfield

Name: Stefanie Mansfield

Title: Managing Director, Duly Authorized

Effective Date: January 19, 2021

September 1, 2021

State Street Bank and Trust Company

1Iron Street

Boston, MA 02110

Attention: Andrea Griffin, Vice President

Re: FEDERATED HERMES ADVISER SERIES (the “Trust”)

Ladies and Gentlemen:

Please be advised that the undersigned Trust has established a new Fund to be known as Federated Hermes MDT Market Neutral Fund (the “Fund”).

In accordance with Section 1, the Appointment provision, of the Financial Administration and Accounting Services Agreement dated as of March 1, 2011, as amended, modified, or supplemented from time to time (the “Agreement”), by and among each registered investment company party thereto, and State Street Bank and Trust Company (“State Street”), the undersigned Trust hereby requests that State Street act as Financial Administrator and Accounting Agent for the new Fund under the terms of the Agreement, and that Exhibit A to the Agreement is hereby amended and restated as set forth on Appendix A attached hereto. In connection with such request, the undersigned Trust hereby confirms, as of the date hereof, its representations and warranties set forth in Section II.B of the Agreement.

Please indicate your acceptance of the foregoing by executing this letter agreement and returning a copy to the Trust.

Sincerely,

FEDERATED HERMES ADVISER SERIES

on behalf of:

Federated Hermes MDT Market Neutral Fund

By: /s/Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer , Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By: /s/ Suzanne M. Hinckley

Name: Suzanne M. Hinckley

Title: Senior Vice President , Duly Authorized

Effective Date: September 15, 2021

EXHIBIT A

TO

FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT DATED MARCH 1, 2011

(Updated as of December 1, 2021)

MANAGEMENT INVESTMENT COMPANIES REGISTERED WITH THE SEC AND PORTFOLIOS THEREOF, IF ANY

Federated Hermes Equity Income Fund, Inc.

Federated Hermes Global Allocation Fund

Federated Hermes Government Income Securities, Inc.

Federated Hermes Adjustable Rate Securities Trust:

Federated Hermes Adjustable Rate Fund

Federated Hermes Adviser Series:

Federated Hermes Conservative Municipal Microshort Fund

Federated Hermes Conservative Microshort Fund

Federated Hermes MDT Market Neutral Fund

Federated Hermes Government Income Trust:

Federated Hermes Government Income Fund

Federated Hermes High Income Bond Fund, Inc.

Federated Hermes Total Return Government Bond Fund

Federated Hermes Short-Term Government Trust:

Federated Hermes Short-Term Government Fund

Federated Hermes Short-Intermediate Government Trust:

Federated Short-Intermediate Government Fund

Federated Hermes Core Trust:

Bank Loan Core Fund

Mortgage Core Fund

High Yield Bond Core Fund

Emerging Markets Core Fund

Federated Hermes Core Trust III:

Project and Trade Finance Core Fund

Federated Hermes Equity Funds:

Federated Hermes Clover Small Value Fund

Federated Hermes Kaufmann Fund

Federated Hermes Kaufmann Large Cap Fund

Federated Hermes Kaufmann Small Cap Fund

Federated Hermes MDT Mid Cap Growth Fund

Federated Hermes Prudent Bear Fund

Federated Hermes Fixed Income Securities, Inc.:

Federated Hermes Strategic Income Fund

Federated Hermes High Yield Trust

Federated Hermes Opportunistic High Yield Bond Fund

Federated Hermes Income Securities Trust:

Federated Hermes Capital Income Fund

Federated Hermes Floating Rate Strategic Income Fund

Federated Hermes Fund for U.S. Government Securities

Federated Hermes Intermediate Corporate Bond Fund

*Federated Hermes Inflation Protected Securities Fund (formerly Federated Hermes Real Return Bond Fund)

Federated Hermes Short-Term Income Fund

Federated Hermes Institutional Trust:

Federated Hermes Government Ultra Short Fund

Federated Hermes Institutional High Yield Bond Fund

Federated Hermes Short-Intermediate Total Return Bond Fund

Federated Hermes Insurance Series:

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes High Income Bond Fund II

Federated Hermes Kaufmann Fund II

Federated Hermes Managed Volatility Fund II

Federated Hermes Government Money Fund II

Federated Hermes Quality Bond Fund II

Federated Hermes Investment Series Funds, Inc.:

Federated Hermes Corporate Bond Fund

Federated Hermes Managed Pool Series:

Federated Hermes Corporate Bond Strategy Portfolio

Federated Hermes High-Yield Strategy Portfolio

Federated Hermes Mortgage Strategy Portfolio

Federated Hermes MDT Series:

Federated Hermes MDT All Cap Core Fund

Federated Hermes MDT Balanced Fund

Federated Hermes MDT Large Cap Growth Fund

Federated Hermes MDT Small Cap Growth Fund

Federated Hermes MDT Small Cap Core Fund

Federated Hermes Project and Trade Finance Tender Fund

Federated Hermes Total Return Series, Inc.:

Federated Hermes Select Total Return Bond Fund

Federated Hermes Total Return Bond Fund

Federated Hermes Ultrashort Bond Fund

Federated Hermes Money Market Obligations Trust:

Federated Hermes California Municipal Cash Trust

Federated Hermes Government Obligations Fund

Federated Hermes Institutional Money Market Management

Federated Hermes Municipal Obligations Fund

Federated Hermes New York Municipal Cash Trust

Federated Hermes Prime Cash Obligations Fund

Federated Hermes Institutional Prime Obligations Fund

Federated Hermes Institutional Prime Value Obligations Fund

Federated Hermes Tax-Free Obligations Fund

Federated Hermes Institutional Tax-Free Cash Trust

Federated Hermes Treasury Obligations Fund

Federated Hermes Trust for U.S. Treasury Obligations

[          ]

September 1, 2021

State Street Bank and Trust Company

1Iron Street

Boston, MA 02110

Attention: Andrea Griffin, Vice President

Re: FEDERATED HERMES ADVISER SERIES (the “Trust”)

Ladies and Gentlemen:

Please be advised that the undersigned Trust has established a new Fund to be known as Federated Hermes MDT Market Neutral Fund (the “Fund”).

In accordance with Section 1, the Appointment provision, of the Financial Administration and Accounting Services Agreement dated as of March 1, 2011, as amended, modified, or supplemented from time to time (the “Agreement”), by and among each registered investment company party thereto, and State Street Bank and Trust Company (“State Street”), the undersigned Trust hereby requests that State Street act as Financial Administrator and Accounting Agent for the new Fund under the terms of the Agreement, and that Exhibit A to the Agreement is hereby amended and restated as set forth on Appendix A attached hereto. In connection with such request, the undersigned Trust hereby confirms, as of the date hereof, its representations and warranties set forth in Section II.B of the Agreement.

Please indicate your acceptance of the foregoing by executing this letter agreement and returning a copy to the Trust.

Sincerely,

FEDERATED HERMES ADVISER SERIES

on behalf of:

FEDERATED HERMES MDT MARKET NEUTRAL FUND

By: /s/Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By: /s/ Suzanne M. Hinckley

Name: Suzanne M. Hinckley

Title: Senior Vice President, Duly Authorized

Effective Date: September 15, 2021

[FEDERATED HERMES LETTERHEAD]

December 1, 2023

State Street Bank and Trust Company

One Congress Street

Boston, MA, 02114

Attention: Stefanie Mansfield, Managing Director

Re: Each Federated Hermes exchange traded fund identified on Attachment A hereto (each, a “Federated Hermes ETF Fund”)

Stefanie:

Please be advised that each Federated Hermes ETF Fund has been incorporated and registered as a management investment company under the Investment Company Act of 1940, as amended.

In accordance with Sections 1.A. and 1.B of the Financial Administration and Accounting Services Agreement dated as of March 1, 2011 (as amended, the “Agreement”) between each management investment company identified on Exhibit A thereto and State Street Bank and Trust Company (“State Street”) each undersigned Federated Hermes ETF Fund hereby requests that State Street act as the Financial Administrator and Accounting Agent for the Federated Hermes ETF Funds as a “Trust” under the terms of the Agreement. In connection with such request, each undersigned Federated Hermes ETF Fund hereby confirms to you, as of the date hereof, the representations and warranties set forth in Section II.B of the Agreement. An updated Exhibit A to the Agreement reflecting this addition is attached.

Kindly indicate your acceptance of the foregoing by executing this letter agreement and returning a copy to us.

Sincerely,

EACH OF THE INVESTMENT COMPANIES LISTED ON aTTACHMENT a HERETO

By: /s/ Lori Hensler

Name: Lori Hensler

Title: Treasurer

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By: /s/ Stefanie B. Mansfield

Name: Stefanie B. Mansfield

Title: Managing Director/Global Relationship Management

Effective Date: December 1, 2023

EXHIBIT A

TO

FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT DATED MARCH 1, 2011

(Updated as of December 1, 2025)

MANAGEMENT INVESTMENT COMPANIES REGISTERED WITH THE SEC AND PORTFOLIOS THEREOF, IF ANY

Federated Hermes Strategic Dividend Growth Fund, Inc. (formerly Federated Hermes Equity Income Fund, Inc.)

Federated Hermes Global Allocation Fund

Federated Hermes Adjustable Rate Securities Trust:

Federated Hermes Adjustable Rate Fund

Federated Hermes Government Income Trust:

Federated Hermes Government Income Fund

Federated Hermes Sustainable High Yield Bond Fund (formerly Federated Hermes High Income Bond Fund, Inc.)

Federated Hermes Total Return Government Bond Fund

Federated Hermes Short-Intermediate Government Trust:

Federated Hermes Short-Intermediate Government Fund

Federated Hermes Core Trust:

Bank Loan Core Fund

Mortgage Core Fund

High Yield Bond Core Fund

Emerging Markets Core Fund

Federated Hermes Core Trust III:

Project and Trade Finance Core Fund

Federated Hermes Equity Funds:

Federated Hermes Clover Small Value Fund

Federated Hermes Kaufmann Fund

Federated Hermes Kaufmann Large Cap Fund

Federated Hermes Kaufmann Small Cap Fund

Federated Hermes MDT Mid Cap Growth Fund

Federated Hermes Prudent Bear Fund

Federated Hermes Fixed Income Securities, Inc.:

Federated Hermes Strategic Income Fund

Federated Hermes High Yield Trust:

Federated Hermes Opportunistic High Yield Bond Fund

Federated Hermes Income Securities Trust:

Federated Hermes Capital Income Fund

Federated Hermes Floating Rate Strategic Income Fund

Federated Hermes Fund for U.S. Government Securities

Federated Hermes Intermediate Corporate Bond Fund

Federated Hermes Inflation Protected Securities Fund

Federated Hermes Short-Term Income Fund

Federated Hermes Institutional Trust:

Federated Hermes Government Ultra Short Fund

Federated Hermes Institutional High Yield Bond Fund

Federated Hermes Short-Intermediate Total Return Bond Fund

Federated Hermes Insurance Series:

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes High Income Bond Fund II

Federated Hermes Kaufmann Fund II

Federated Hermes Managed Volatility Fund II

Federated Hermes Government Money Fund II

Federated Hermes Quality Bond Fund II

Federated Hermes Investment Series Funds, Inc.:

Federated Hermes Corporate Bond Fund

Federated Hermes Managed Pool Series:

Federated Hermes Corporate Bond Strategy Portfolio

Federated Hermes High-Yield Strategy Portfolio

Federated Hermes Mortgage Strategy Portfolio

Federated Hermes MDT Series:

Federated Hermes MDT All Cap Core Fund

Federated Hermes MDT Balanced Fund

Federated Hermes MDT Large Cap Growth Fund

Federated Hermes MDT Small Cap Growth Fund

Federated Hermes MDT Small Cap Core Fund

Federated Hermes Project and Trade Finance Tender Fund

Federated Hermes Total Return Series, Inc.:

Federated Hermes Total Return Bond Fund

Federated Hermes Ultrashort Bond Fund

Federated Hermes Money Market Obligations Trust:

Federated Hermes Government Obligations Fund

Federated Hermes Municipal Obligations Fund

Federated Hermes New York Municipal Cash Trust

Federated Hermes Prime Cash Obligations Fund

Federated Hermes Institutional Prime Obligations Fund

Federated Hermes Institutional Prime Value Obligations Fund

Federated Hermes Tax-Free Obligations Fund

Federated Hermes Institutional Tax-Free Cash Trust

Federated Hermes Treasury Obligations Fund

Federated Hermes Trust for U.S. Treasury Obligations

Federated Hermes ETF Funds:

Federated Hermes ETF Trust:

Federated Hermes Short Duration Corporate ETF

Federated Hermes Short Duration High Yield ETF

Federated Hermes Total Return Bond ETF

Federated Hermes MDT Market Neutral ETF

Federated Hermes Ultrashort Bond ETF *

*= Not effective yet

[     ]

AMENDMENT TO

FINANCIAL ADMINISTRATION

AND ACCOUNTING SERVICES AGREEMENT

This Amendment to the Financial Administration and Accounting Services Agreement (the “Amendment”) is made as of March 1, 2024, by and among each of the investment companies listed on Exhibit A thereto (each a “Trust”) and State Street Bank and Trust Company (“State Street”).

WHEREAS, the Trusts and State Street are parties to that certain Financial Administration and Accounting Services Agreement, dated as of March 1, 2011 (such agreement, together with all amendments, exhibits, schedules, and any other documents executed or delivered in connection therewith, the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement as set forth below;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereby agree as follows:

1. The Agreement is hereby amended as follows:

A. Subsection (a.) of Schedule B1 of the Agreement is hereby amended and restated as follows:

“a. Prepare for the review by designated officer(s) of the Trust, financial information regarding the Portfolio(s) that will be included in the Trust’s semi-annual and annual shareholder reports, share class level reports “Tailored Shareholder Reports” required by the Securities and Exchange Commission’s rule and form amendments entitled “Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds” (“the Rule”), other information to be filed on Form N-CSR and other quarterly reports (as mutually agreed upon), including tax footnote disclosures, where applicable. Such semi-annual and annual shareholder reports will meet all requirements of the Rule, including iXBRL tagging and ADA compliance. State Street will provide web-ready files for posting, all required files for SEC filing and files that meet the requirements of the Trusts’ printing & distribution vendor. More detailed requirements will be outlined in a subsequent Service Level Agreement to be signed by the parties to this Amendment;”

B. Subsection (c.) of Schedule B1 of the Agreement is hereby amended and restated as follows:

“c Prepare for the review by designated officer(s) of the Trusts financial information required by Form N-1A, Form N-CSR, (as applicable), proxy statements and such other reports, forms or filings as may be mutually agreed upon;”

2. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

3. As compensation for the services described herein, the Trust will pay to State Street such fees as may be agreed to in writing by the Trust and State Street.

4. Except as specifically amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect. This Amendment may be executed in multiple counterparts, which together shall constitute one instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the date first written above.

EACH OF THE INVESTMENT COMPANIES LISTED ON EXHIBIT A

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

STATE STREET BANK AND TRUST COMPANY

By: /s/ Stefanie B. Mansfield

Name: Stefanie B. Mansfield

Title: Managing Director,
Global Relationship Management

STATE STREET BANK AND TRUST COMPANY

FEDERATED HERMES FUNDS

Confidential Amendment to Fee Schedule dated August 25, 2017

Dated as of March 1, 2024

Reference is made to that certain Custody, Fund Accounting and Fund Administration Fee Schedule effective March 1, 2024 for services provided to the Funds pursuant to the Agreements (as amended, supplemented, restated or otherwise modified from time to time, the “Fee Schedule”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Fee Schedule. The parties hereto desire to amend the Fee Schedule to reference the services described herein.

I. Amendment

A. Section II (Fund Accounting and Administration) of the Fee Schedule is amended to add the following fee:

9. Tailored Shareholder Reporting Fees

Standard Tailored Shareholder Reporting: Data and Report Creation
(per class/per Fund /per Year) $[     ]

II. Effectiveness

This Amendment shall become effective March 1, 2024.

III. General

This Amendment is intended to modify and amend the Fee Schedule and the terms of this Amendment and the Fee Schedule are to be construed to be cumulative and not exclusive to each other. The Fee Schedule, as amended hereby, is hereby ratified and confirmed and remains in full force and effect.

EACH OF THE FUNDS WHICH ARE A PARTY TO THE AGREEMENTS, AS APPLICABLE	STATE STREET BANK AND TRUST COMPANY

BY: /s/ Lori A. Hensler NAME: Lori A. Hensler TITLE Assistant Treasurer	BY: /s/ Stefanie B. Mansfield NAME: Stefanie B. Mansfield TITLE: Managing Director, Global Relationship Management